                                                                   EXHIBIT 10.13

CONTRACT NUMBER: Nanosys DA-01

                              DEVELOPMENT AGREEMENT

This Agreement (the "Agreement"), dated as of September 4, 2003 (the "Effective Date"), is between In-Q-Tel, Inc., a Delaware corporation ("In-Q-Tel") and Nanosys, Inc., a Delaware corporation ("Developer").

1.   SERVICES, DELIVERABLES, AND SCHEDULE

     Developer shall perform the services ("Services") and provide the deliverables ("Deliverables") specified in the Statement of Work (attached as Exhibit 1), in accordance with the schedule set forth in the Statement of Work. Exhibit 1 is hereby incorporated into the Agreement.

2.   PAYMENTS

     a. Generally. This is a Firm Fixed Price Agreement (including all third party licenses required to deliver the Deliverables). Developer shall receive payments in the amounts and at the times specified in the Statement of Work, and shall submit invoices as provided in Exhibit 2 (Invoice Procedure). Exhibit 2 is hereby incorporated into the Agreement.

     b. Expenses. The payments listed in Exhibit 1 include all out-of-pocket costs and expenses incurred by Developer in connection with this Agreement, provided, however, that In-Q-Tel shall reimburse Developer for such reasonable and customary actual out-of-pocket costs and expenses related to travel required in the performance of this Agreement as are authorized by In-Q-Tel in advance of Developer incurring such costs or expenses. To be reimbursed for costs and expenses, Developer shall submit invoices therefor as provided in
          Exhibit 2 and attach receipts for costs and expenses of twenty-five dollars ($25.00) or more.

     c. Payment Adjustments for Changes in Firm Fixed Price Work. (1) Developer's payments shall be adjusted to reflect the cost impact of any agreed-upon changes in the scope of work; and (2) any such changes in the scope of work and any associated payment adjustment shall be set forth in a written modification to the Agreement signed by both parties. If Developer believes that it has been requested by any In-Q-Tel representative to perform work that exceeds the Agreement's existing scope, it shall immediately bring this to In-Q-Tel's attention through a written notice delivered to the In-Q-Tel representatives designated to receive notices in Exhibit 5 to the Agreement. To the extent that such work exceeds the Agreement's existing scope, then Developer may, at Developer's election, perform such work if requested to do so in writing by one of the In-Q-Tel representatives listed in Exhibit 5, and if Developer elects to perform any work subsequently determined to be out of scope, its payments shall be adjusted to reflect the cost impact of that work.
          Exhibit 5 is hereby incorporated into the Agreement.

3.   PERSONNEL

     a. At no time shall In-Q-Tel be deemed to be the employer of Developer's employees or employees of its contractors.

     b. Developer shall provide In-Q-Tel with advance written notice of the names, citizenship, date and place of birth, and addresses of any foreign nationals (including persons with dual citizenship) employed or contracted by Developer and assigned by Developer to perform any service with respect to the Statement of Work.

4.   SECURITY REQUIREMENTS


                                      -1-
In-Q-Tel Proprietary

CONTRACT NUMBER: Nanosys DA-01

     If at any time Developer's solution is to be installed or hosted on a Central Intelligence Agency ("CIA") system, the CIA must have adequate assurance that Developer's solution does not contain vulnerabilities such as viruses, Trojan horses, trap doors, or other similar malicious instruction or techniques. To provide this assurance, Developer must: (1) permit a CIA employee or representative access to source code that is [*** Redacted] (subject to a nondisclosure agreement, acceptable to Developer, that prohibits disclosure of the source code and limits the use of the source code to testing for vulnerabilities); or (2) adopt to any alternative approach that is specifically approved by the CIA. Any proposal for such an alternative approach may be negotiated directly with the CIA and shall be submitted in writing by the date specified by CIA.

5.   INTELLECTUAL PROPERTY

     a. Ownership. As between In-Q-Tel and Developer, all patent, copyright, trade secret and other proprietary rights with respect to any designs, specifications, documentation, computer software, reports, training materials, inventions, discoveries and other items ("Intellectual Property") created or conceived ("Developed") by or on behalf of Developer during the performance of the Agreement shall be owned by Developer, and any Intellectual Property Developed by or on behalf of In-Q-Tel (other than work Developed for In-Q-Tel by Developer pursuant to the Agreement) in the performance of the Agreement shall be owned by In-Q-Tel. For purposes of this clause, Intellectual Property Developed "by or on behalf of Developer" means Intellectual Property Developed by Developer or its contractors or consultants.

          In-Q-Tel acknowledges that Developer owns, will own, has licensed, or will license Intellectual Property that was not or will not be Developed under this Agreement (such Intellectual Property is referred to collectively as "Developer Background IP").

          To the extent that any Subject Invention is created or conceived by or on behalf of Developer during the performance of this Agreement requiring that Developer elect to take title to such Subject Invention, as set forth in Exhibit 3, then upon notification by Developer that it wishes to elect to take title to such Subject Invention, In-Q-Tel shall notify the CIA pursuant to the In-Q-Tel's agreements with the CIA of Developer's election to take title to such Subject Invention.

     b. In-Q-Tel License Rights. Developer hereby grants to In-Q-Tel a worldwide, perpetual, royalty-free, nonexclusive, nontransferable (except to a successor entity) license under Developer Intellectual Property and Developer Background IP solely to (i) use, perform and display the Deliverables (defined below), for (a) In-Q-Tel's internal noncommercial purposes, and (b) testing, demonstration and evaluation purposes. Except as expressly provided herein, and notwithstanding the Government Patent Rights and Government Data Rights set forth in Exhibits 3 and 4 with respect to Developer Intellectual Property, no other rights or licenses are granted to In-Q-Tel with respect to any Developer Intellectual Property or Developer Background IP. The inclusion of any third party software or intellectual property in the Deliverables shall be subject to In-Q-Tel's prior approval and Developer shall secure the license rights set forth in Sections 5(b) and 5(d) with respect to such software and intellectual property, with no inconsistent terms and conditions except as approved by In-Q-Tel.

     c. "Deliverables". For the purpose of this Section 5, the term "Deliverables" means all deliverables specified in the Statement of Work, including, but not limited to, computer programs, computer databases, documentation and other recorded information, in each case that are delivered to In-Q-Tel and the CIA pursuant to the Agreement.

     d.   U.S. Government Rights. Exhibit 3 ("Government Patent Rights") and
          Exhibit 4


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

In-Q-Tel Proprietary

CONTRACT NUMBER: Nanosys DA-01

          ("Government Data Rights") are hereby incorporated into this Agreement. Developer grants the United States Government the rights and licenses specified in Exhibit 3 and Exhibit 4.

     e. Marking of Deliverables. Developer shall prominently place the following notice on all Deliverables: "Use, reproduction, or disclosure is subject to restrictions set forth in Contract Number [*** Redacted] and Contract Number Nanosys DA-01.

     f. Subcontracting. Developer shall obtain from its contractors all Deliverables, Intellectual Property and rights necessary to fulfill Developer's obligations to the Government and In-Q-Tel under the Agreement.

     g. Precedence of Intellectual Property Clause. Nothing elsewhere in the Agreement shall be construed to modify or limit either party's rights (or the rights of the CIA or the Government) under this
          Section 5 of the Agreement.

6.   PROPRIETARY INFORMATION

     a. The term "Proprietary Information" means information disclosed by one party to the other party relating to a party's research, development, trade secrets or business affairs that the party treats as confidential and that: (1) is marked "Proprietary Information" if disclosed in writing (including electronically); or (2) is identified as "Proprietary Information" prior to oral disclosure and reduced to writing, marked as "Proprietary Information," and delivered to the other party within thirty (30) days of the oral disclosure. The term "Receiving Party" means a party that receives Proprietary Information of the other party (the "Disclosing Party").

     b. (i) Developer shall not use In-Q-Tel's Proprietary Information for any purpose, other than as expressly authorized by this Agreement and shall limit disclosure of In-Q-Tel's Proprietary Information to those of its employees, contractors, and consultants with a need to know (as determined by Developer) such Proprietary Information, subject to a nondisclosure obligation comparable in scope to this Section 6.

          (ii) In-Q-Tel shall not use Developer's Proprietary Information for any purpose, other than as expressly authorized by this Agreement and shall limit disclosure of Developer's Proprietary Information to those of its employees, contractors, and consultants with a need to know (as determined by In-Q-Tel) such Proprietary Information subject to, for In-Q-Tel's contractors and consultants, a nondisclosure obligation in In-Q-Tel's standard form. In-Q-Tel may also disclose Developer's Proprietary Information to the CIA and its contractors or consultants who have a need to know (as determined by In-Q-Tel) such Proprietary Information. In-Q-Tel and the CIA may disclose Developer's Proprietary Information to the National Imagery and Mapping Agency ("NIMA").

     c. Each party shall protect the other party's Proprietary Information by using the same degree of care (but no less than a reasonable degree of care) that it uses to protect its own Proprietary Information. The obligations imposed by this section shall expire five (5) years after the Agreement's completion or termination, and shall not apply to any Proprietary Information that: (1) is or becomes publicly known through no fault of the Receiving Party; (2) is developed independently by the Receiving Party prior to the date of disclosure; or (3) is rightfully obtained by the Receiving Party from a third party entitled to disclose the information without confidentiality restrictions. A Receiving Party also may disclose Proprietary Information to the extent required by a court or other governmental authority, provided that the Receiving Party promptly notifies the Disclosing Party of the disclosure requirement and cooperates with the Disclosing Party (at the latter's expense and at its request) to resist or limit the disclosure.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

In-Q-Tel Proprietary

CONTRACT NUMBER: Nanosys DA-01

     d. Except as may be required by law (including without limitation, federal or state securities laws), Developer shall respect the confidentiality of, and shall not disclose, disseminate or publish the terms of the Agreement. In any case where Developer proposes to disclose the terms of the Agreement because disclosure is required by law, Developer shall provide In-Q-Tel with prior notice of the proposed disclosure and, in consultation with In-Q-Tel, shall undertake efforts to maintain the confidential nature of the Agreement, or appropriately redact portions thereof (and cooperate with In-Q-Tel in In-Q-Tel's actions to prevent disclosure).

     e. Either party's breach of this clause would cause the other party irreparable injury for which it would not have an adequate remedy at law. The non-breaching party shall be entitled to seek injunctive relief in a court of competent jurisdiction in addition to other legal or equitable remedies.

7.   WARRANTIES

     a. Each party represents and warrants that it has the authority to enter into the Agreement.

     b. Developer represents and warrants that to the best of Developer's actual knowledge as of the Effective Date, neither the Services nor the Deliverables will infringe any patent, copyright, trade secret or other proprietary right of any third party or otherwise conflict with the rights of any third party.

     c. Developer represents and warrants that to the best of Developer's actual knowledge as of the Effective Date Developer has the right to incorporate Third Party IP licensed by the Developer into the Deliverables and to grant to In-Q-Tel and the CIA the rights contained in Sections 6.b. and 6.c. hereof, respectively, to such Third Party IP incorporated in Deliverables. Developer also represents and warrants that neither In-Q-Tel nor the CIA requires further licenses to such Third Party IP incorporated in Deliverables.

     d. THE EXPRESS WARRANTIES IN THE AGREEMENT SHALL BE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

8.   INDEMNITY

     a. Subject to the conditions in Section 8(b) below, Developer shall defend, indemnify and hold harmless In-Q-Tel and its directors, officers, agents and employees from and against all third-party claims, liabilities, suits, losses, damages and expenses, including costs and reasonable attorney's fees (collectively, "Claims"), relating to or resulting from: (1) In-Q-Tel's or the CIA's use or possession of the Deliverables as set forth and authorized herein or in the attached Statement of Work, or Services actually or allegedly infringing any patent, copyright, trade secret or other proprietary right of any third party, or otherwise conflicting with the rights of any third party, including, but not limited to, a breach of the warranty in Sections 7.b and 7.c.; (2) acts and omissions of Developer's employees, contractors, or consultants (collectively, "Agents") or the presence of such Agents at In-Q-Tel's facilities (except Claims resulting solely from In-Q-Tel's gross negligence or willful misconduct), including Claims resulting from injuries to such Agents or injuries, property damage, or loss of data caused by such Agents; (3) Developer's failure to comply with applicable laws and regulations or to obtain necessary licenses, permits or approvals; and
          (4) Developer's failure to perform obligations arising from its relationships with its Agents, including any Claims by its Agents and Claims by a taxing authority, (collectively, "Developer Claims").

In-Q-Tel Proprietary

CONTRACT NUMBER: Nanosys DA-01

     b. Indemnified parties shall have the right to reasonably participate in any litigation within the scope of this indemnity insofar as it concerns Claims against them, including the right to select and retain counsel to represent them at indemnifying party's expense. All indemnified parties shall cooperate with the indemnifying party to the extent reasonably necessary in the defense of any Claim within the scope of this indemnity and the Indemnifying party shall be promptly notified and shall have the control of the defense and settlement of any Claim for which indemnification is desired, provided that any settlement shall require the indemnified party's prior written consent.

9.   LIMITATION OF LIABILITY

     EXCEPT IN CONNECTION WITH A CLAIM FOR INDEMNIFICATION PURSUANT TO THE AGREEMENT'S INDEMNITY CLAUSE, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL IN-Q-TEL BE LIABLE TO DEVELOPER FOR ANY CLAIMS ARISING FROM THE ACTS OR OMISSIONS OF IN-Q-TEL'S CONTRACTORS AND CONSULTANTS, THE CIA AND THE CIA'S CONTRACTORS AND CONSULTANTS.

10.  MONITORING THE PROGRESS OF WORK; COOPERATION

     Monitoring Progress. In-Q-Tel and the CIA shall have access to Developer's premises and personnel, at reasonable times and with reasonable notice, as set forth in the Statement of Work attached hereto as Exhibit 1, for the purpose of monitoring the progress of work under the Agreement. Developer shall cooperate with In-Q-Tel and the CIA, as set forth in the Statement of Work attached hereto as Exhibit 1, to ensure that In-Q-Tel and the CIA are fully apprised of the status of work and the progress made and problems encountered by Developer.

11.  TERMINATION

     a. Termination for Default By Either Party. Either party may terminate the Agreement for default based on a material breach by the other party that is not cured within fourteen (14) days after written notice from the other party. The party terminating for default shall notify the other party in writing of the default termination, specifying the reasons for the termination.

     b. Termination by In-Q-Tel. In-Q-Tel, at its discretion may, without liability and upon written notice to Developer, terminate this Agreement in the event of a sale of all or substantially all of the business assets of Developer in a merger or acquisition, which business assets relate to the subject matter of this Agreement.

     c. Post-Termination Procedures. Promptly after any termination, Developer shall: (1) stop all work being performed on behalf of In-Q-Tel under this Agreement, except any activities reasonably necessary (as reasonably determined by In-Q-Tel) for an orderly termination; and (2) furnish to In-Q-Tel all completed or uncompleted work requested by In-Q-Tel that if completed would have been delivered to In-Q-Tel or incorporated in a Deliverable (including property required to be transferred to In-Q-Tel under Section 13). Promptly upon Developer's compliance with item (2) above, In-Q-Tel shall pay to Developer any amounts due for performance of all work performed under this Agreement prior to such determination, but not with respect to work covered by Deliverables that have been rejected by In-Q-Tel under the Acceptance provision of the Statement of Work. Nothing in this section shall prohibit Developer from engaging in any research and development activities whether directed to technology related to that contemplated by this Agreement or otherwise.

12.  PUBLICITY AND DISCLOSURE

In-Q-Tel Proprietary

CONTRACT NUMBER: Nanosys DA-01

         a. Developer shall not, without In-Q-Tel's prior written approval: (1) publicize the existence or terms of the Agreement or any other aspect of the parties' relationship; or
                  (2) use In-Q-Tel's name in press releases or promotional materials. Developer agrees not to make any public statement on the possible uses of the Deliverables by In-Q-Tel or the Government (including any agency thereof) without the prior written consent of In-Q-Tel.

         b. If a news organization or other third party contacts Developer concerning In-Q-Tel, the CIA , or NIMA, Developer shall make no comment, but shall instead refer the third party to In-Q-Tel and promptly notify In-Q-Tel of the third party contact.

         c. The parties agree to develop mutually agreeable press releases or other information about their relationship. The parties may use the information in such press releases and other information (and make presentations conveying substantially the same substance as such approved information) without requiring further consent of the parties. Nothing in the Agreement, however, shall limit or restrict In-Q-Tel's ability to brief or inform its constituents, including but not limited to, the United States Congress, the CIA and NIMA, on its activities, whether related to the Agreement or otherwise.

         d. Developer shall provide to In-Q-Tel such non-confidential marketing materials regarding Developer and Developer's technology and products developed under this Agreement when and as In-Q-Tel may reasonably request , including as may be specified in the Statement of Work ("Marketing Materials"). Developer hereby grants to In-Q-Tel the a worldwide, perpetual, royalty-free, nonexclusive, nontransferable (except to a successor entity) license to use, reproduce, distribute, modify, perform and display the Marketing Materials to promote Developer's technology and deliverables to potential customers within the Government.

13.      PROPERTY

         "Property" means any tangible personal property acquired for the performance of the Agreement. Developer shall obtain In-Q-Tel's written approval prior to acquiring any item of property with an acquisition value exceeding fifty thousand dollars ($50,000). Title to such items of property (as well as items of property with an acquisition value below fifty thousand dollars ($50,000)) shall vest in Developer upon acquisition. Upon completion or termination of the Agreement, Developer shall transfer title to and physical custody of unconsumed items of property with an acquisition value exceeding fifty thousand dollars ($50,000) to In-Q-Tel unless the parties agree otherwise in writing. Developer shall not deny the benefit of property to any person in violation of 42 U.S.C. Section 2000d.

14.      NOTIFICATION OF EXPORT LICENSE APPLICATIONS

         Developer shall provide In-Q-Tel with written notification and a copy of any export license application pertaining to technology developed directly under the Agreement as soon as possible but no later than the date of Developer's filing of such application. Developer shall comply with the requirements imposed by the Export Administration Act of 1979, 50 U.S.C. Sections 2401 et seq.; the International Emergency Economic Powers Act, 50 U.S.C. Sections 1701 et seq.; the Arms Export Control Act, 22 U.S.C. Sections 2778 et seq.; and regulations and Executive Orders promulgated thereunder.

15.      AUDIT PROVISION

         If any work is to be performed (1) on a cost-reimbursement, incentive, time-and-materials, labor-hour, or price-redeterminable type or any combination of these; or (2) for which cost or pricing data are required, and the fees for such work exceed, on an aggregate basis, fifty thousand dollars ($50,000), the following provision shall apply:
         Developer shall maintain adequate records



In-Q-Tel Proprietary                  -6-

CONTRACT NUMBER: Nanosys DA-01

         to account for all In-Q-Tel funding under the Statement of Work and to account for any Developer resources utilized to fulfill the requirements under the Statement of Work. Developer's financial records are subject to examination or audit on behalf of In-Q-Tel or the CIA for a period not to exceed three (3) years after the completion of the Agreement's performance or the termination of the Agreement. In-Q-Tel or the CIA or designees thereof shall have access and the right to examine any non-privileged and pertinent books, documents, papers and records of Developer involving transactions related to the Statement of Work, and any IRS-required reports prepared by Developer. Developer shall advise In-Q-Tel or CIA of any documents withheld as privileged, and shall provide relevant information substantiating a claim of privilege at In-Q-Tel's or the CIA's request.

16.      GENERAL TERMS AND CONDITIONS

         a. Governing Law; Contract Interpretation. The Agreement shall be interpreted and enforced under the laws of the Commonwealth of Virginia, without regard to its conflict of law principles. The Agreement shall be construed without regard to the party or parties responsible for its preparation and shall be deemed to have been prepared jointly by the parties. All headings in the Agreement are included solely for convenient reference, and shall not affect its interpretation. The following sections or sub-sections of the Agreement shall remain in effect after its termination or completion: 4, 5, 6, 7, 8, 9, 11.c, 12, 13, 14, 15, 16.a and 16.e. If any provision of the Agreement is determined by a court to be unenforceable as drafted, that provision shall be construed in a manner designed to effectuate its purpose to the greatest extent possible under applicable law, and the enforceability of other provisions shall not be affected.

         b. Notices. All notices sent under the Agreement shall be in writing and: (1) hand delivered; (2) transmitted by fax or electronic mail, with a copy sent concurrently by certified mail, return receipt requested; or (3) delivered by prepaid overnight courier. Notices shall be sent to the representatives of the parties identified in Exhibit 5.

         c. Relationship of the Parties. Nothing in the Agreement shall be construed as creating a partnership, joint venture or agency relationship between the parties, or as authorizing either party to act as agent for the other or to enter into contracts on behalf of the other.

         d. Compliance with Laws. Developer shall comply with all laws applicable to the performance of the Agreement, including the Anti-Kickback Act (41 U.S.C. Sections 51-58) and the Byrd Amendment (31 U.S.C. Section 1352).

         e.       Unauthorized Use of Name, Seal, and Initials.

                  Developer and its contractors may not, except with the written permission of the CIA, use the words Central Intelligence Agency the initials CIA the seal of the CIA, or any colorable imitation of such words, initials or seal in connection with any merchandise, retail product, impersonation, solicitation or commercial activity in a manner reasonably calculated to convey the impression that such use is approved, endorsed or authorized by the CIA.

                  Developer and its contractors may not, except with the written permission of NIMA, use the words "Natural Imagery and Mapping Agency", the initials "NIMA," the seal of NIMA or any colorable imitation of such words, initials or seal in connection with any merchandise, retail product, impersonation, solicitation or commercial activity in a manner reasonably calculated to convey the impression that such use is approved, endorsed or authorized by NIMA.

         f. Academic Institutions. Developer shall notify any academic institution that it proposes to



In-Q-Tel Proprietary                  -7-

CONTRACT NUMBER: Nanosys DA-01

                  use as a subcontractor that the work will be funded by the CIA.

         g. Reservation of Rights. Except as specifically provided in the Agreement, the Agreement does not offer or grant to either party any rights or licenses under any present or future Intellectual Property of the other party, and neither party shall copy, distribute or disclose Intellectual Property of the other party without the other party's consent, remove, alter or obfuscate any copyright or other proprietary rights notices placed on or embedded in the other party's Intellectual Property, or fail to reproduce such notices on any copies it is authorized to make.

         h. Assignment and Delegation. Neither party may assign any of its rights or delegate any of its duties under the Agreement to any third party without the prior written consent of the other, which shall not be withheld unreasonably; provided that the foregoing does not impose any restrictions on the assignment or other disposition of Intellectual Property rights beyond those specified in the Agreement's Intellectual Property clause. The parties agree that consent for the foregoing provision shall be deemed to have been granted if the party to whom consent has been requested does not respond with a written approval or rejection of consent within forty-five (45) days after receipt of a written request. A "delegation" by Developer shall include subcontracting. Notwithstanding the foregoing, in the event of a sale of all or substantially all of the business assets of Developer in a merger or acquisition, which business assets relate to the subject matter of this Agreement, the rights and duties of Developer shall be assigned and delegated pursuant to such transaction unless In-Q-Tel elects to terminate this Agreement.

         i. Agreement Modifications. The Agreement may be modified or amended only by a written agreement signed by both parties.

         j. Entire Agreement. The Agreement, inclusive of all exhibits, constitutes the entire agreement between the parties concerning its subject matter and supersedes any prior agreements between the parties concerning the subject matter of the Agreement.

                            [SIGNATURE PAGE FOLLOWS]



In-Q-Tel Proprietary                  -8-

CONTRACT NUMBER: Nanosys DA-01

The parties have caused this Development Agreement to be executed by their respective duly authorized officers as of the Effective Date.

IN-Q-TEL, INC.                               NANOSYS, INC.

By: [*** Redacted]                           By: /s/ Lawrence A. Bock

Name: [*** Redacted]                         Name: Lawrence A. Bock

Title: President and                         Title: President and CEO
       Chief Operating Officer

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

In-Q-Tel Proprietary                  -9-

CONTRACT NUMBER: Nanosys DA-01

                                    EXHIBIT 1
                                STATEMENT OF WORK

1.       INTRODUCTION

Nanosys, Inc. ("Nanosys" or "Developer") possesses nanowire technology which may result in improved device characteristics when applied to [*** Redacted]; these characteristics include [*** Redacted] and [*** Redacted] compared to existing devices. In addition, present [*** Redacted] processing steps used in device manufacturing may be eliminated when using nanowires, enabling the use of [*** Redacted] such as [*** Redacted]. This in turn simplifies device packaging, potentially eliminating components and subsequently lowering cost. All of these improved device characteristics would be desirable to In-Q-Tel and the CIA.

Nanosys has already produced and brought to operation [*** Redacted] using nanowire technology. However, these [*** Redacted] have been [*** Redacted] devices, and the technology has not yet been extended to [*** Redacted] applications such as [*** Redacted] that utilize [*** Redacted]. [*** Redacted] applications introduce new complexities for materials and interfaces, where
[*** Redacted] must be tailored to accomplish acceptable time [*** Redacted] for proper device operation. The bulk of the work described in this document is expected to result in the extension of nanowire [*** Redacted] technology to [*** Redacted] applications.

Specifically, nanowire technology will be utilized to develop [*** Redacted], which when combined with an appropriate [*** Redacted]. In its most basic form, [*** Redacted] is created from [*** Redacted]; the output of [*** Redacted]. Approximately designed, this configuration results in [*** Redacted] that can be tailored to [*** Redacted]. Alternatively, [*** Redacted] can use [*** Redacted] to determine [*** Redacted]. [*** Redacted].

There are several engineering phases inherent to the development of a device product. Generally speaking the process begins with a Feasibility Phase, which is designed to determine if the concepts upon which the device is based are possible. The next step is the Breadboard Phase, which is a laboratory based system that is aimed at showing feasibility of all of the key technical unknowns for a particular product, but with no regard to form factor. The third stage results in the development of a prototype, which ideally reflects the configuration of the desired final product. Under this Statement of Work, Nanosys will complete the Feasibility Phase and Breadboard Phase for a nanowire component to an rf transmitter: an oscillator with an operational frequency that falls between 200 and 800MHz, inclusive. The Feasibility Phase will be targeted to culminate in the demonstration of a baseline device that will serve as a fiducial upon which Breadboard Phase performance optimization can be compared.

2.       DELIVERABLES AND SERVICES

This project is divided into two phases: a six-month Feasibility Phase followed by a twelve-month Breadboard Phase. The Feasibility Phase must be satisfactorily completed and a Notice to Proceed obtained from In-Q-Tel before proceeding to the Breadboard Phase.

Nanosys covenants and agrees that over the entire course of the program (both Feasibility and Breadboard Phases), it will spend at least $3 Million on the research and development of nanowire [*** Redacted] outside of this program, but which technology may be applied to this program.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

In-Q-Tel Proprietary                  -10-

CONTRACT NUMBER: Nanosys DA-01

The following deliverables and services are common to both phases of the program:

-        Kickoff Meetings

         Nanosys shall participate in kickoff meetings with representatives of In-Q-Tel and the CIA at a location designated by In-Q-Tel. The parties will review the development program for the current phase and will confirm logistical arrangements for execution of the effort. The parties will also have an opportunity to clarify any ambiguity in the technical description of the effort.

-        Progress Reports

         Nanosys shall provide progress reports (of a quality and comprehensiveness that would be contained in a Government funded research report) with approximately every six months that include:

                  detailed description of work performed since the previous reporting period

                  -        detailed description of Services performed,

                  - engineering support hours expended during the progress period,

                  - description of technical issues pertinent to the deliverables,

                  - disclosure of any potential risk to timely delivery of the deliverables, and

                  - identification of any "subject inventions" as contemplated by Exhibit 3 ("subject inventions").

-        Interim Progress Reports

         Nanosys shall provide Interim Progress Reports approximately monthly that include:

                  - progress towards Deliverables and plans for the next period,

                  -        description of Services performed,

                  - engineering support hours expended during the progress period,

                  - description of technical issues pertinent to the deliverables,

                  - disclosure of any potential risk to timely delivery of the deliverables, and

                  -        identification of any "subject inventions".

                  The description of Services performed and progress towards Deliverables in an Interim Progress Report may be in summary form, e.g. not required to exceed two pages.

-        Technical Exchanges

         Nanosys shall conduct meetings with In-Q-Tel and/or the CIA approximately every 6 months, or as otherwise agreed to by the Parties, during the term of the Development Agreement to provide updates on any technologies that may be of interest to the CIA.

I. FEASIBILITY PHASE

Subject to the qualifications below, the goal of the Feasibility Phase is for Nanosys to [*** Redacted]. This device would not be required to [*** Redacted] but will serve as a basis platform for modeling and optimizing device performance during the Breadboard Phase. In-Q-Tel personnel and/or the CIA may perform informal site visits, e.g., not requiring any formal agenda or presentation, from time to time as necessary and reasonable to view technical progress, provided that reasonable advance notice, e.g., five days, is provided for any such visits, and that such visits reasonably take into account Nanosys' allocation of resources and schedules.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


In-Q-Tel Proprietary                  -11-

CONTRACT NUMBER: Nanosys DA-01

A.       FEASIBILITY PHASE DELIVERABLES

-        Baseline [*** Redacted] Demonstration

         [*** Redacted]. The demonstration shall take place at Nanosys' facilities. [*** Redacted]. In-Q-Tel understands that although Nanosys is obligated to deliver the deliverables specified for the Feasibility Phase and use its commercially reasonable efforts to have an [*** Redacted] result, this Statement of Work is for a research program, and that a commercially reasonable effort by Nanosys does not guarantee that [*** Redacted] will result from the Feasibility Phase. For purposes of this Agreement, Nanosys' commercially reasonable effort under the Feasibility and Breadboard Phases of this Statement of Work, shall include the devotion of at least [*** Redacted] ([*** Redacted] in the Feasibility Phase and [*** Redacted] in the Breadboard Phase; provided, however that the [*** Redacted] for the Breadboard Phase will be increased by the [*** Redacted] (or portion thereof), if any, not expended in the Feasibility Phase) to development and optimization of the oscillator contemplated by this Statement of Work, over both phases of the program. For purposes of this Agreement, "[*** Redacted]" means [*** Redacted]. In-Q-Tel further understands that the purpose of the Deliverable for the Feasibility Phase is to demonstrate that a functional [*** Redacted] has been achieved on which to measure the initial baseline performance of this technology, and the platform will be used to identify [*** Redacted] improvements during the development of the breadboard device.

-        Summary Research Report

         Nanosys shall supply to In-Q-Tel a detailed report describing the findings and results of the development program. The report shall include the following items:

                  - a summary abstract of the work performed during the Feasibility Phase,

                  - a description of the technical development work performed during the course of the feasibility phase of the program,

                  - conclusions to the work performed during the course of the program,

                  - engineering support hours expended during the Feasibility Phase, and

                  - identification of any "subject inventions" conceived under the Feasibility Phase of the program.

                  The Summary Research Report shall also include a description and the results of the following:

                  - work performed under the program to develop [*** Redacted] (where [*** Redacted] is understood to be [*** Redacted]),

                  - the evaluation of [*** Redacted] under the program for [*** Redacted] and

                  -        work performed under the program to develop [***
                           Redacted].

-        Design Document

         Nanosys shall supply to In-Q-Tel a detailed design and manufacturing document that provides the following:

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


In-Q-Tel Proprietary                  -12-

CONTRACT NUMBER: Nanosys DA-01

                  - a detailed description of the specifications of the Feasibility Phase [*** Redacted] including both design and performance, and

                  - a description of the processes employed to produce the Feasibility Phase [*** Redacted]. The description shall be at the level of detail consistent with a "Materials and Methods" section of a scientific publication.

-        Breadboard Phase Technical Development Plan

         Nanosys shall provide to In-Q-Tel a Breadboard Phase Technical Development Plan that details the proposed breadboard technical development and optimization work to be conducted by Nanosys during a twelve month Breadboard Phase program.

-        Staffing Plan

         Nanosys shall provide to In-Q-Tel a Staffing Plan that details the following:

                  - staffing resources reasonably expected to be required to execute the Breadboard Phase Technical Development Plan,

                  - a schedule for implementing the required staffing, and

                  - a description of how the needed resources will be obtained.

II. BREADBOARD PHASE

The Breadboard Phase of the program shall not commence unless and until In-Q-Tel has delivered a Notice to Proceed to Nanosys. Upon the completion of the Feasibility Phase, In-Q-Tel will assess the results of the Feasibility Phase and the applicability of the program to its and the CIA's needs and interests.
This assessment will be independent of acceptance of Deliverables but In-Q-Tel may use information contained in the Deliverables in furtherance of its assessment activity. In-Q-Tel may, at its option and sole discretion, terminate this Agreement and not proceed to the Breadboard Phase if it determines that is appropriate. In-Q-Tel shall notify Nanosys in writing of such termination, but need not specify any reasons for termination. Such termination shall not constitute a "default" as contemplated by Section 11.a of the Development Agreement and the post-termination language in Section 11.c of the Development Agreement shall apply to any such termination.

If In-Q-Tel determines to proceed to the Breadboard Phase, In-Q-Tel shall deliver a Notice to Proceed to Nanosys and the Breadboard Phase shall commence promptly. Upon commencement of the Breadboard Phase, [*** Redacted] that was constructed and brought to operation during the Feasibility Phase will be used as a baseline platform for [*** Redacted] and Nanosys shall continue to use its commercially reasonable efforts, as set forth above, toward [*** Redacted] as contemplated by this Statement of Work. Optimization efforts shall focus on [*** Redacted]. The final breadboard device resulting from the Breadboard Phase is targeted to [*** Redacted]

A.       BREADBOARD PHASE DELIVERABLES

Projected tasks for the Breadboard Phase are as follows. In-Q-Tel personnel (and optionally the CIA) may perform informal site visits from time to time as necessary and reasonable, to view technical progress, provided that reasonable advance notice, e.g., five days, is provided for any such visits, and provided that such visits take account of Nanosys' resources and schedules.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


In-Q-Tel Proprietary                  -13-

CONTRACT NUMBER: Nanosys DA-01

-        Marketing Materials

         Nanosys shall provide product marketing presentations and technical materials related to the technology developed under the Development Agreement to enable In-Q-Tel to present and promote Nanosys' technology, organizational capability and associated products to Government customers. Such materials shall include items such as Technical Presentations, Demonstration Materials, Product Technical Data Sheets and Press Releases that are available at the time of request.

-        Oscillator

         Nanosys shall deliver to In-Q-Tel and optionally the CIA the current state of [*** Redacted]. [*** Redacted] shall be targeted to have [*** Redacted], to the extent such [*** Redacted] with such capability is produced in accordance with this Agreement. For the purposes of this section, delivery of the [*** Redacted] shall constitute: (1) a [*** Redacted] for In-Q-Tel and, optionally, the CIA at Nanosys' facilities, and (2) [*** Redacted] to In-Q-Tel, and optionally the CIA, and (3) to the extent that Nanosys has not already devoted 7.5 Person Years toward the work program, sufficient on-site technical support to enable In-Q-Tel, and optionally the CIA to be able to operate [*** Redacted] in the absence of Nanosys personnel. The level of on-site technical support will not be required to exceed 40 man-hours. Nanosys may, at its sole discretion, elect to continue support beyond the 7.5 Person Years already devoted to the program. Alternatively, further support, if deemed necessary by In-Q-Tel, may be arranged under a separate agreement. The [*** Redacted] shall incorporate [*** Redacted] and processes that are optimized during the course of the Breadboard Phase. The key technologies used for the [*** Redacted] will be targeted to be compatible with known, commercially proven, [*** Redacted] with a target of allowing a product to [*** Redacted] having a [*** Redacted]. The delivered [*** Redacted] may utilize [*** Redacted] upon which [*** Redacted], or may include a [*** Redacted]. In any event, provision shall be made to accommodate [*** Redacted]. The specific [*** Redacted] design will be determined separately from this program; the breadboard device shall [*** Redacted], using [*** Redacted] of Nanosys' choice. In-Q-Tel understands that this Statement of Work is for a research program, and that the state of optimization will be in accordance with the state of technical understanding as of the end of the contract period.

-        Summary Research Report

         Nanosys shall supply to In-Q-Tel a detailed report describing the findings and results of the development program. The report shall include the following items:

                  - a summary abstract of the work performed during the Breadboard Phase,

                  - a description of the technical development work performed during the course of the Breadboard Phase of the program,

                  - conclusions to the work performed during the course of the program,

                  - engineering support hours expended during the Breadboard Phase, and

                  - identification of any "subject inventions" conceived under the Breadboard Phase of the program.

         The Summary Research Report shall also include a description and results of the following:

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


In-Q-Tel Proprietary                  -14-

CONTRACT NUMBER: Nanosys DA-01

                  - Work performed under the program to evaluate the effects of different materials on device performance leading to the selection of an optimal material for an oscillator operating at a frequency falling between 200 and 800 MHz, inclusive,

                  - Work performed under the program to improve nanowire deposition processes, and

                  - Work performed under the program to improve source, gate, and drain electrode contact metallization.

-        Design Document

         Nanosys shall supply to In-Q-Tel a detailed set of design documents that provides the following:

                  - A detailed description of materials and improvements for the Breadboard Phase oscillator including both design and performance, and

                  - a description of the processes employed to produce the Breadboard Phase. The description shall be at the level of detail consistent with a "Materials and Methods" section of a scientific publication.

3.       DELIVERY AND PAYMENT SCHEDULE

A. DELIVERY DATES. Nanosys shall deliver to In-Q-Tel and/or, at the direction of In-Q-Tel, the CIA, the Deliverables in accordance with the dates specified in the table below.

B. PAYMENT DATES. Subject to the rights to terminate the Development Agreement and not proceed from the Feasibility Phase to the Breadboard Phase, the total fee for the Deliverables and Services for both Phases of the program to be provided under this Agreement is [*** Redacted]. The total fee for the Feasibility Phase of the program is [*** Redacted] ("Feasibility Phase Payment") and the total fee for the Breadboard Phase of the program is [*** Redacted] ("Breadboard Phase Payment").

In-Q-Tel shall pay the entire [*** Redacted] Feasibility Phase Payment for the Feasibility Phase of the program within ten (10) business days of the Effective Date. In-Q-Tel expressly acknowledges and agrees that the Feasibility Phase Payment is in consideration of Nanosys' delivering the Deliverables for the Feasibility Phase and that such payment shall have been earned in its entirety by Nanosys at the end of the Feasibility Phase regardless of whether [*** Redacted], provided that the other Deliverables specified for the Feasibility Phase have been delivered and the commercially reasonable effort required by
Section 1.A of this Statement of Work shall have been given.

Upon delivery of a Notice to Proceed by In-Q-Tel, payment of the remaining [*** Redacted] by In-Q-Tel to Nanosys shall be made in accordance with the dates specified in the table below. Payments made by In-Q-Tel hereunder shall be in accordance with and subject to Section 2 of the Development Agreement.

                              DELIVERABLES SCHEDULE

                                                                          PAYMENT UPON IN-Q-TEL'S
DELIVERABLE/SERVICE             DELIVERY DATE                             ACCEPTANCE OF DELIVERABLE
-------------------             -------------                             -------------------------
FEASIBILITY PHASE

No deliverable                  within 10 days of the Effective Date      [*** Redacted]


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

In-Q-Tel Proprietary                  -15-

CONTRACT NUMBER: Nanosys DA-01

Kickoff meeting                         within 15 days of the Effective Date            No payment

Interim Progress Reports                1, 2, 3, 4 and 5 Months from the                No payment
                                        Effective Date

[*** Redacted] Technical Exchange
    meeting                             6 months from the Effective Date                No payment

[*** Redacted];                         6 months from the Effective Date                No payment
Summary Research Report; Design
Document; Breadboard Phase
Technical Development Plan;
Staffing Plan;

BREADBOARD PHASE

No deliverable                          within 10 days of Notice to Proceed             [*** Redacted]
                                        by In-Q-Tel

Kickoff meeting                         within 15 days of Notice to Proceed             No payment

Interim Progress Reports                1, 2, 3, 4 and 5 months from Notice             No payment
                                        to Proceed

12 Month Progress Report                6 months from Notice to Proceed                 [*** Redacted]

12 Month Technical Exchange
   meeting                              6 months from Notice to Proceed                 No payment

Interim Progress Reports                7, 8, 9, 10 and 11 months from                  No payment
                                        Notice to Proceed

Final Technical Exchange meeting        12 months from Notice to Proceed                No payment

[*** Redacted]; Summary                 12 months from Notice to Proceed
Research Report; Design Documents                                                       [*** Redacted]

4.       ACCEPTANCE PROCESS

All Deliverables are subject to review and acceptance by In-Q-Tel. Each Deliverable shall be deemed to have been accepted by In-Q-Tel thirty (30) days after In-Q-Tel's receipt of such Deliverable, unless In-Q-Tel provides Nanosys with written notice (containing reasonable detail) of the defects in the Deliverable regarding such Deliverable's failure to conform with the specifications and requirements set forth in this Statement of Work (including, without limitation, Section 5 of this SOW (Quality Assurance Statement)).

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

In-Q-Tel Proprietary                  -16-

CONTRACT NUMBER: Nanosys DA-01

Nanosys shall have ten (10) business days following In-Q-Tel's notice of rejection in which to correct such defects in the Deliverable and to deliver a corrected Deliverable to In-Q-Tel for its review and acceptance as set forth above. In the event that in-Q-Tel does not accept such corrected Deliverable, In-Q-Tel may, in its sole discretion and in addition to any other available remedies: (a) extend the correction period and repeat the acceptance process set forth herein; (b) deem Nanosys' failure to provide an acceptable Deliverable to be a default, and immediately terminate this Agreement for cause pursuant to
Section 11.a of the Development Agreement, provided however, that In-Q-Tel need not provide Nanosys the cure period specified in Section 11.a. In the event that In-Q-Tel does not accept a Deliverable which acceptance is a condition of a payment in accordance with the schedule set forth herein, Nanosys shall not be obligated to continue any work toward subsequent Deliverables under this Agreement until such time as the Deliverable has been accepted and payment is made, or as otherwise agreed to by the parties.

5.       QUALITY ASSURANCE STATEMENT

Nanosys will assure that the quality of the Deliverables and the Services provided hereunder are consistent with the requirements outlined in this Statement of Work, are of professional quality, and are reflective of the level of effort (as measured in Person Years) required hereunder. All labor hours credited to the work program throughout the period covered by the Statement of Work shall be contributed from professional scientific or engineering staff possessing educational credentials or relevant years of experience commensurate with a highly skilled research group performing nanotechnology development research (i.e. representative of the current professional scientific or engineering staff at Nanosys). Nanosys agrees to provide In-Q-Tel with resumes of participating Nanosys personnel upon request.

                                [END OF EXHIBIT]



In-Q-Tel Proprietary                  -17-

CONTRACT NUMBER: Nanosys DA-01

                                    EXHIBIT 2
                                INVOICE PROCEDURE

Developer's invoices may be submitted upon satisfactory completion of the relevant milestone in the Statement of Work, and shall be paid within [*** Redacted] of In-Q-Tel's receipt of a proper invoice. For invoices items associated with delivery of Deliverable(s), the terms "satisfactory completion of the relevant milestone" shall include In-Q-Tel acceptance of such Deliverable(s) pursuant to Section 4 of the Statement of Work ("Acceptance Process").

Developer shall send invoices to:

                  Accounts Payable
                  In-Q-Tel, Inc.
                  1000 Wilson Blvd.
                  Suite 2900-3910
                  Arlington, VA  22209

Each invoice must contain the following information:

           (i)      Invoice number and invoice date;

           (ii) Name and address of Developer and address for sending payment;

           (iii)    Agreement or purchase order number;

           (iv)     Contact person for questions; and

           (v)      Certification signed by Contracting Officer as follows:

                  "The services or goods being invoiced have been performed or delivered as required and conform in all respects with the Agreement's terms. The amount claimed for the services or goods being invoiced agrees with the established prices in the Agreement. Appropriate technical and financial representatives have authorized and reviewed, as necessary, this invoice for compliance with the Agreement. Any exceptions are as noted as below."

                                [END OF EXHIBIT]

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

In-Q-Tel Proprietary                  -18-

CONTRACT NUMBER: Nanosys DA-01
                                    EXHIBIT 3

                            GOVERNMENT PATENT RIGHTS

1.       DEFINITIONS

         The following terms shall have the meanings specified below. Any term not defined below shall have the meaning set forth in the Agreement.

         "Government Purpose" means any activity in which the Government is a party, including cooperative agreements with international or multi-national defense organizations or sales or transfers by the Government to foreign governments or international organizations. Government Purposes include competitive procurement, but do not include the rights to practice a Subject Invention for commercial purposes or authorize others to do so.

         "Invention" means any invention or discovery that is or may be patentable or otherwise protectable under Title 35 of the U.S. Code.

         "Made," when used in relation to any Invention, means the conception or first actual reduction to practice of such Invention.

         "Practical Application" means to manufacture a composition or product, to practice a process or method, or to operate a machine or system; and, in each case, under such conditions as to establish that the Invention is capable of being utilized and that its benefits are, to the extent permitted by law or Government regulations, available to the public on reasonable terms.

         "Subject Invention" means any Invention conceived or first actually reduced to practice by or on behalf of Developer in the performance of work under the Agreement.

2.       ALLOCATION OF PRINCIPAL RIGHTS

         Developer may retain the entire right, title, and interest throughout the world to each Subject Invention subject to the provisions of this exhibit and 35 U.S.C. Section 203. With respect to any Subject Invention in which Developer retains title, the Government shall have a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced for or on behalf of the Government the Subject Invention throughout the world for Government Purposes.

3.       INVENTION DISCLOSURE, ELECTION OF TITLE, AND FILING OF PATENT
         APPLICATIONS

         3.1 Developer shall disclose each Subject Invention to In-Q-Tel in writing within [*** Redacted] months after the inventor discloses it in writing to Developer's personnel responsible for patent matters. The disclosure shall identify the Agreement and the identity of the inventor(s), and shall be sufficiently complete in technical detail to convey a clear understanding of the Invention to the extent known at the time of the disclosure.

         3.2 Developer will elect in writing whether or not to retain title to any Subject Invention by notifying In-Q-Tel within the shorter of the following periods: (1) [*** Redacted] months of disclosure to In-Q-Tel; or (2) in any case where publication, sale, or public use has initiated the one (1) year statutory period wherein valid patent protection can still be obtained in the United States, [*** Redacted] calendar days prior to the end of the statutory period. When it elects to retain title to a Subject Invention, Developer shall file its initial patent application prior to the end of any statutory period wherein valid patent protection can be obtained in the United States, and shall thereafter file corresponding patent applications in other countries in which it wishes to retain title within reasonable times.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


In-Q-Tel Proprietary                  -19-

CONTRACT NUMBER: Nanosys DA-01

4.       CONDITIONS WHEN THE GOVERNMENT MAY OBTAIN TITLE

         Upon In-Q-Tel's written request, Developer shall convey title to any Subject Invention to the Government under any of the following conditions:

         (a) If Developer elects not to retain title, or if Developer fails to disclose or elect title to the Subject Invention within the times specified in Section 3 of this exhibit and In-Q-Tel requests conveyance of title within ninety (90) days after it has advised the CIA of such a failure.

         (b) In those countries in which Developer fails to file patent applications within the times specified in Section 3 of this exhibit; however, if Developer has filed a patent application in a country after the times specified in Section 3 but before In-Q-Tel requests conveyance of title, Developer shall continue to retain title in that country.

         (c) In any country in which Developer decides not to continue the prosecution of any application for, to pay the maintenance fees on, or defend in reexamination or opposition proceedings on, a patent on a Subject Invention.

5.       MINIMUM RIGHTS TO DEVELOPER AND PROTECTION OF DEVELOPER'S RIGHT TO FILE

         Developer shall retain a nonexclusive, royalty-free license to practice or have practiced throughout the world each Subject Invention to which the Government obtains title. Developer's license extends to the domestic subsidiaries and affiliates, if any, of Developer within the corporate structure of which it is a part and includes the right to grant sublicenses of the same scope. Any transfer of the license requires CIA approval (except a transfer to the successor of that part of the business to which the Subject Invention pertains).

6.       ACTION TO PROTECT THE GOVERNMENT'S INTEREST

         6.1 Developer agrees to execute or to have executed and promptly deliver to In-Q-Tel for delivery to the CIA all instruments necessary: (1) to establish or confirm the Government's rights in those Subject Inventions to which Developer elects to retain title; and (2) to convey title to the Government when requested under Section 4 of this exhibit and to enable the Government to obtain patent protection in that Subject Invention.

         6.2 Developer shall: (1) require its technical employees to execute written agreements obligating them to disclose Subject Inventions, promptly and in writing, to Developer personnel responsible for administering patents; and (2) instruct employees, through suitable educational programs, on the importance of reporting inventions in sufficient time to permit the filing of patent applications prior to United States or foreign statutory bars.

         6.3 Developer shall notify In-Q-Tel of any decisions not to continue the prosecution of a patent application, pay maintenance fees, or defend in a reexamination or opposition proceedings on a patent, in any country, not less than [*** Redacted] before the expiration of the response period required by the relevant patent office.

         6.4 Developer shall include, within the specification of any United States patent application and any patent issuing thereon covering a Subject Invention, the following statement:
                  "This invention was made with Government support under Contract No. [*** Redacted] awarded by the Central Intelligence Agency. The Government has certain rights in the invention."

7.       SUBCONTRACTING

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

In-Q-Tel Proprietary                  -20-

CONTRACT NUMBER: Nanosys DA-01

         Developer shall include in its agreements with subcontractors and employees provisions sufficient to obtain for the Government the rights granted to the Government in this exhibit.

8.       REPORTING ON UTILIZATION OF SUBJECT INVENTIONS

         At In-Q-Tel's request, Developer shall submit annual reports, in a mutually agreeable form, on the utilization of a Subject Invention or on efforts at obtaining such utilization that are being made by Developer or its licensees or assignees. Developer shall also submit any additional reports CIA may request in connection with any march-in proceedings under Section 10 of this exhibit. As required by 35 U.S.C.
         Section 202(c)(5), CIA shall not disclose such information to persons outside the Government without Developer's permission.

9.       PREFERENCE FOR UNITED STATES INDUSTRY

         Neither Developer nor any assignee shall grant any person the exclusive right to use or sell any Subject Invention in the United States or Canada unless such person agrees that any product embodying the Subject Invention or produced through the use of the Subject Invention shall be manufactured substantially in the United States or Canada. The CIA may waive this requirement in individual cases if Developer shows that reasonable but unsuccessful efforts have been made to grant licenses on similar terms to potential licensees that would be likely to manufacture substantially in the United States or that domestic manufacture is not commercially feasible.

10.      MARCH-IN RIGHTS

         When Developer holds title to a Subject Invention, the CIA has the right, in accordance with the procedures in 37 CFR 401.6 and any supplemental CIA regulations, to require Developer or its assignee or exclusive licensee to grant a nonexclusive license to a responsible applicant or applicants upon reasonable terms (and to grant such a license itself if Developer or its assignee or exclusive licensee refuse to do so) upon determining that such action is necessary: (1) because Developer or its assignee has not taken, or is not expected to take within a reasonable time, effective steps to achieve Practical Application of the Subject Invention within such field of use; (2) to alleviate health or safety needs that are not reasonably satisfied by Developer, its assignee or their licensees; (3) to meet requirements for public use specified by federal regulations that are not reasonably satisfied by Developer, its assignee or their licensees; or (4) because of a violation of Section 9 of this exhibit.

11.      SPECIAL PROVISIONS APPLICABLE TO NONPROFIT ORGANIZATIONS

         If Developer is a nonprofit organization, Developer agrees to comply with the requirements set forth in section 52.227-11(k) of the Federal Acquisition Regulation (48 CFR 52.227-11(k)).

                                [END OF EXHIBIT]



In-Q-Tel Proprietary                  -21-

CONTRACT NUMBER: Nanosys DA-01

                                    EXHIBIT 4
                             GOVERNMENT DATA RIGHTS

1.       DEFINITIONS

         The following terms shall have the meanings specified below. Any term not defined below shall have the meaning set forth in this Agreement.

         "Computer Software" means computer programs, computer databases, and documentation thereof.

         "Data" means recorded information, regardless of form or the media on which it may be recorded, which represents Technical Data or Computer Software.

         "Form, Fit, and Function Data" means Data relating to items, components, or processes that are sufficient to enable physical and functional interchangeability as well as Data identifying source, size, configuration, mating, and attachment characteristics, functional characteristics, and performance requirements, except the source code, algorithm, process, formulae, and flow charts for Computer Software.

         "Government Purpose" means any activity in which the Government is a party, including cooperative agreements with international or multi-national defense organizations or sales or transfers by the Government to foreign governments or international organizations. Government Purposes include competitive procurement, but do not include the rights to use, modify, reproduce, release, perform, display or disclose Data for commercial purposes or to authorize others to do so.

         "Government Purpose License Rights" means the rights: (1) to use, modify, reproduce, release, perform, display or disclose Data within the Government without restriction; and (2) to release or disclose Data outside the Government and authorize persons to whom release or disclosure has been made to use, modify, reproduce, release, perform, display, or disclose the Data for Government Purposes only.

         "Limited rights" means the rights of the Government in Limited Rights Data as set forth in the Limited Rights Notice at Section 7.2 of this
         Exhibit 4.

         "Limited Rights Data" means Data (other than Computer Software) developed at private expense that embody trade secrets or are commercial or financial and confidential or privileged.

         "Restricted Computer Software" means Computer Software developed at private expense and that is a trade secret; is commercial or financial and is confidential or privileged; or is published copyrighted Computer Software, including minor modifications of such Computer Software.

         "Restricted Rights" means the rights of the Government in Restricted Computer Software (including minor modifications of such Computer Software), as set forth in a Restricted Rights Notice at Section 7.3 of this Exhibit 4.

         "Technical Data" means Data (other than Computer Software) that are of a scientific or technical nature.

2.       ALLOCATION OF RIGHTS

         2.1. The Government shall have Government Purpose License Rights in:




In-Q-Tel Proprietary                  -22-

CONTRACT NUMBER: Nanosys DA-01

                  (i) Data first produced by Developer in the performance of this Agreement;

                  (ii) Form, Fit, and Function Data delivered by Developer to In-Q-Tel under this Agreement, if In-Q-Tel delivers such Data to the Government;

                  (iii) Data delivered by Developer to In-Q-Tel under this Agreement (except for Restricted Computer Software) that constitute manuals or instructional and training material for installation, operation, or routine maintenance and repair of items, components, or processes delivered or furnished for use under this Agreement, if In-Q-Tel delivers such Data to the Government; and

                  (iv) All other Data delivered by Developer to In-Q-Tel under this Agreement (unless provided otherwise for Limited Rights Data or Restricted Computer Software pursuant to Section 7 of this Exhibit 4) if such Data is delivered by In-Q-Tel to the Government.

         2.2. Developer shall retain its ownership of Data, and specifically shall have the rights referenced in Sections 3.1, 4, 5, 6, and 7 of this Exhibit 4.

3.       COPYRIGHT

         3.1 Developer may establish claim to copyright subsisting in any Data first produced by Developer in the performance of this Agreement. When claim to copyright is made, Developer shall affix to the Data the applicable copyright notice of 17 U.S.C. 401 or 402 and acknowledgment of Government sponsorship (including contract No. [*** Redacted] between the Government and In-Q-Tel) when such Data are delivered to In-Q-Tel or are published or deposited for registration as a published work in the U.S. Copyright Office. Developer hereby grants to the Government the license rights specifically granted in Sections
                  2.1 and 7 of this Exhibit 4.

         3.2 Developer shall not, without prior written permission of In-Q-Tel, incorporate in Data delivered under this Agreement any Data not first produced in the performance of this Agreement that contains the copyright notice of 17 U.S.C. 401 or 402, unless Developer identifies such Data to In-Q-Tel and grants to the Government, or acquires on its behalf, a license of the same scope as set forth in Section 3.1 of this Exhibit 4.

         3.3 Pursuant to its contract with In-Q-Tel, the Government has agreed not to remove any copyright notices placed on Data pursuant to this Section 3, and to include such notices on all reproductions of the Data.

4.       RELEASE, PUBLICATION AND USE OF DATA

         4.1 Developer shall have the right to use, reproduce, modify, release, perform, display, distribute, and disclose any Data first produced by Developer, or specifically used by Developer, in the performance of this Agreement consistent with the Federal export control and national security laws and regulations.

         4.2. If Developer receives or is given access to Data that contain restrictive markings, it shall treat the Data in accordance with such markings unless otherwise specifically authorized in writing by In-Q-Tel.

5.       UNAUTHORIZED MARKING OF DATA

         If any Data delivered by Developer to In-Q-Tel bear any restrictive markings not authorized by this Exhibit 4, In-Q-Tel or the Government may at any time either return the Data to Developer or

In-Q-Tel Proprietary                  -23-

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONTRACT NUMBER: Nanosys DA-01

         cancel or ignore the markings.

6.       OMITTED OR INCORRECT MARKINGS

         6.1. Data delivered by Developer to In-Q-Tel without any of the restrictive notices authorized by Sections 3 or 7 of this
                  Exhibit 4 shall be deemed to have been furnished with Government Purpose License Rights in such Data. However, if the Data has not been disclosed without restriction outside In-Q-Tel and the Government, Developer may request permission to have notices placed on qualifying Data, and the Government may agree to do so if Developer:

                  (i) Identifies the Data to which the omitted notice is to be applied;

                  (ii) Demonstrates that the omission of the notice was inadvertent;

                  (iii) Establishes that the use of the proposed notice is authorized; and

                  (iv) Acknowledges that neither In-Q-Tel nor the Government has any liability with respect to the disclosure, use, or reproduction of any such Data made prior to the addition of the notice or resulting from the omission of the notice.

         6.2. The Government may permit correction of incorrect notices if Developer identifies the Data on which correction of the notice is to be made and demonstrates that the correct notice is authorized.

7.       PROTECTION OF LIMITED RIGHTS DATA AND RESTRICTED COMPUTER SOFTWARE

         7.1. When Data other than that listed in Paragraphs 2. 1 (i)-(iii) of this Exhibit 4 are specified to be delivered under this Agreement and qualify as either Limited Rights Data or Restricted Computer Software, if Developer desires to continue protection of such Data, Developer may instruct In-Q-Tel to withhold such Data from the Government. As a condition to this withholding, Developer shall identify to In-Q-Tel the Data being withheld and furnish Form, Fit, and Function Data to In-Q-Tel for delivery to the Government in lieu thereof. Limited Rights Data that are formatted as a computer database for delivery to the Government shall be treated as Limited Rights Data and not Restricted Computer Software.

         7.2. This Agreement may identify and specify the delivery of Limited Rights Data to the Government or the Government may require the delivery of such Data by written request. If delivery of such Data is so required, Developer may affix the following "Limited Rights Notice" to the Data and the Government will thereafter treat the Data, subject to the provisions of Sections 5 and 6 of this Exhibit 4, in accordance with such Notice:

                              LIMITED RIGHTS NOTICE

                           These data are submitted with limited rights under Government contract No. [*** Redacted] (and Agreement No. [*** Redacted]). These data may

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


In-Q-Tel Proprietary                  -24-

CONTRACT NUMBER: Nanosys DA-01

                     be reproduced and used by the Government with the express limitation that they will not, without written permission of the Developer, be used for purposes of manufacture or distribution of commercial products nor disclosed outside the Government.

This Notice shall be marked on any reproduction of these data, in whole or in part.

                                 (End of notice)

7.3 This Agreement may identify and specify the delivery of Restricted Computer Software to the Government or the Government may require the delivery of such Computer Software by written request. If delivery of such Computer Software is so required, Developer may affix the following "Restricted Rights Notice" to the Computer Software and the Government will thereafter treat the Computer Software, subject to Sections 5 and 6 of this Exhibit 4, in accordance with the Notice:

                            RESTRICTED RIGHTS NOTICE

                     (This computer software is submitted with restricted rights under Government Contract No. [*** Redacted] (and Agreement No. [*** Redacted]). It may not be used, reproduced, or disclosed by the Government except as provided in paragraph
                     (b) of this Notice.

                     (b) This computer software may be:

                     (1) Used or copied for use in or with the computer or computers for which it was acquired, including use at any Government installation to which such computer or computers may be transferred;

                     (2) Used or copied for use in a backup computer if any computer for which it was acquired is inoperative;

                     (3) Reproduced for safekeeping (archives) or backup purposes;

                     (4) Modified, adapted, or combined with other computer software, provided that the modified, combined, or adapted portions of the derivative software incorporating restricted computer software are made subject to the same restricted rights;

                     (5) Disclosed to and reproduced for use by support service contractors in accordance with subparagraphs (b) (1) through (4) of this Notice, provided the Government makes such disclosure or reproduction subject to these restricted rights; and

                     (6) Used or copied for use in or transferred to a replacement computer.

                     (c) This Notice shall be marked on any reproduction of this computer software, in whole or in part.

                                 (End of notice)

Where it is impractical to include the Restricted Rights Notice on Restricted Computer Software, the following short-form Notice may be used in lieu thereof.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

In-Q-Tel Proprietary                  -25-

CONTRACT NUMBER: Nanosys DA-01

                       RESTRICTED RIGHTS NOTICE SHORT FORM

                     Use, reproduction, or disclosure is subject to restrictions set forth in Contract No. [*** Redacted] and Agreement No. [*** Redacted].

                                 (End of notice)

8.       SUBCONTRACTING

         Developer has the responsibility to obtain from its subcontractors all Data and rights necessary to fulfill Developer's obligations to the Government under this Agreement. If a subcontractor refuses to grant the Government such rights, Developer shall promptly notify In-Q-Tel and not proceed with subcontract award without further authorization.

9.       RELATIONSHIP TO PATENTS

         Nothing contained in this Exhibit 4 shall imply a license to the Government under any patent.

10.      COMMERCIAL ITEMS

         Notwithstanding anything else contained in this Exhibit 4, when a "commercial item" (as defined in FAR ss. 2.101) is acquired under this Agreement, the Government shall acquire only the Technical Data and the rights in Technical Data and Computer Software customarily provided to the public with the commercial item.

                                [END OF EXHIBIT]

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

In-Q-Tel Proprietary                  -26-

                                    EXHIBIT 5

                REPRESENTATIVES OF THE PARTIES TO RECEIVE NOTICES

IN-Q-TEL'S REPRESENTATIVES:
                                     [*** Redacted]

                                     With a copy to:

                                     [*** Redacted]

                                     [*** Redacted]

DEVELOPER'S REPRESENTATIVES:

                                     Dr. J. Wallace Parce
                                     Chief Technical Officer
                                     Nanosys, Inc.
                                     2625 Hanover Street
                                     Palo Alto, CA 94304
                                     Phone: 650) 331-2131
                                     Email: wparce@nanosysinc.com

                                     With a copy to:
                                     Ms. Karen Vergura
                                     Vice President, Finance
                                     Nanosys, Inc.
                                     2625 Hanover Street
                                     Palo Alto, CA 94304
                                     Email: kvergura@nanosysinc.com

                                     Mr. Matthew Murphy, Esq.
                                     Vice President, Intellectual Property
                                     Nanosys, Inc.
                                     2625 Hanover Street
                                     Palo Alto, CA 94304
                                     Phone: (650) 331-2109
                                     Email: mmurphy@nanosysinc.com

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                [END OF EXHIBIT]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR SIMILAR RULE OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO A VOTING AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN THIS WARRANT OR SUCH SHARES THE PERSON ACCEPTING ANY SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT.

                             STOCK PURCHASE WARRANT
                To Purchase Shares of Series C Preferred Stock of
                                  Nanosys, Inc.

         THIS CERTIFIES that, for value received, In-Q-Tel, Inc., a Delaware corporation (the "Investor"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the Payment Date, as defined below, and on or prior to September 4, 2008 (the "Termination Date"), but not thereafter, to subscribe for and purchase, from Nanosys, Inc., a Delaware corporation (the "Company"), up to a total of 542,314 shares of Series C Preferred Stock (the "Shares"), with the exact number of shares for which this Warrant is exercisable determined as set forth below, at an exercise price (the "Exercise Price") of $0.001 per Share.

         1. Title to Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, in accordance with the terms of this Warrant upon delivery of this Warrant by the holder hereof together with the Assignment Form annexed hereto as Attachment C properly endorsed to the office or agency of the Company, referred to in Sections 2 and 3 hereof.

         2. Exercise of Warrant.

                  (a) This Warrant shall be exercisable after the date of actual receipt by the Company of an aggregate of $2,000,000 of payments from In-Q-Tel, Inc. (the "Payment Date") pursuant to the Development Agreement, dated as of even date hereof by and among the Company and the In-Q-Tel, Inc. (the "DA"), for the number of Shares determined as follows (the number of Shares as to which this warrant is exercisable pursuant to the terms of this Section 2 hereinafter referred to as "Vested Shares"):

                           (i) This Warrant shall be exercisable after the
Payment Date for the number of Shares equal to (i) 542,314 multiplied by (ii) a fraction, (A) the numerator of which is the amount, up to $3,000,000, actually paid to the Company (or its assigns) from time to time pursuant to the DA minus (x) the total dollar amount of all equipment or other assets (based on the acquisition price to the Company) as to which title is transferred by the Company to In-Q-Tel, Inc. pursuant to Section 13 of the DA and (y) all cash or cash equivalents transferred by the Company to In-Q-Tel, Inc. pursuant to a request by In-Q-Tel, Inc. or pursuant to any other action through which In-Q-Tel, Inc. seeks refund or payment of such funds, and
(B) the denominator of which is $3,000,000.

                  (b) The right to purchase Vested Shares represented by this Warrant is exercisable by the registered holder hereof, as to all of the Vested Shares as of the date of such exercise, at any time before the close of business on the Termination Date by the delivery of this Warrant and the Notice of Exercise form annexed hereto as Attachment B duly executed to the office of the Company in Palo Alto, California (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the Exercise Price for the Vested Shares thereby purchased (by cash or by check or bank draft payable to the order of the Company or by cancellation of indebtedness of the Company to the holder hereof, if any, at the time of exercise in an amount equal to the purchase price of the Shares thereby purchased); whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Preferred Stock so purchased. The Company agrees that if at the time of the surrender of this Warrant and purchase the holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares at the close of business on the date on which this Warrant shall have been exercised as aforesaid. If this Warrant is exercised, or converted pursuant to Section 3 below, for a number of Vested Shares that are less than the total number of Shares, promptly after surrender of the Warrant upon such exercise or conversion, the Company will execute and deliver a new warrant evidencing the right of the Holder to the balance of the Shares purchasable hereunder upon the same terms and conditions set forth herein, provided that the issuance of such new warrant shall not accelerate, or be deemed or construed to accelerate, the vesting of any Shares as set forth in Section 2(a) above, and the terms of such new warrant shall be modified to the extent necessary to prevent the acceleration of vesting of any Shares under the terms of this Warrant.

         3. Right to Convert Warrant. The registered holder hereof shall have the right to convert this Warrant, by the delivery of this Warrant and the Notice of Conversion form annexed hereto as Attachment B duly executed to the office of the Company in Palo Alto, California (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), as to all Shares that are Vested Shares at the time of such conversion, at any time before the close of business on the Termination Date, into the shares of Series C Preferred Stock as provided for in this Section 3. Upon exercise of this conversion right, the holder hereof shall be entitled to receive that number of Vested Shares equal to the quotient obtained by dividing [(A - B)(X)] by (A), where:

                  (A) = the Fair Market Value (as defined below) of one (1)
                        Share on the date of conversion of this Warrant.

                           (B) = the Exercise Price for one (1) Share under this
Warrant.

                           (X) = the number of Vested Shares issuable upon
exercise of this Warrant.

         "Fair Market Value" of a Share shall mean:

                  (a) if the conversion right is being exercised upon the occurrence of the Company's initial public offering, the initial public offering price per share (before deducting underwriting commissions and discounts and offering expenses) multiplied by the number of shares of Common Stock issuable upon conversion of one (1) Share issuable upon exercise of this Warrant; and

                  (b) in all other cases, the fair value as determined in good faith by the Company's Board of Directors.

         Upon conversion of this Warrant, the registered holder hereof shall be entitled to receive a certificate for the number of Vested Shares determined as aforesaid.

         4. Issuance of Stock; No Fractional Shares or Scrip. Certificates for the stock purchased hereunder or issuable upon conversion hereof shall be delivered to the holder hereof promptly after the date on which this Warrant shall have been exercised or converted as aforesaid. The Company covenants that all Shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company agrees that, if at the time of the surrender of this Warrant and exercise of the rights represented hereby, the holder hereof shall be entitled to exercise such rights, the Shares so issued shall be and be deemed to be issued to such holder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been exercised or converted as aforesaid. No fractional shares or scrip representing fractional shares shall be issued upon the exercise or conversion of this Warrant, and any fractional share amounts shall be rounded down to the nearest whole share issuable upon exercise of this Warrant.

         5. Charges, Taxes and Expenses. Issuance of certificates for the Shares upon the exercise or conversion of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for Shares are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise or conversion shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and provided further, that upon any transfer involved in the issuance or delivery of any certificates for the Shares, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

         6. No Rights as Shareholders. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise or conversion hereof.

         7. Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by the registered holder at the above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange.

         The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

         8. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

         9. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

         10. Acquisition, Initial Public Offering and Dilution.

                  (a) Merger, Sale of Assets, etc.

                           (i)      "Acquisition." For the purpose of this
Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets of the Company (including a sale of all or substantially all of the intellectual property of the Company), or any reorganization, consolidation, acquisition or merger of the Company where the holders of the Company's securities before the transaction own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

                           (ii)     If at any time after the date hereof the
Company proposes to consummate an Acquisition in which the shareholders of the Company shall receive cash or publicly traded securities in exchange for their shares of stock in the Company pursuant to such transaction, then the Company shall give the holder of this Warrant written notice (the "Merger Notice") of such impending transaction not later than fifteen (15) days prior to the shareholders' meeting called to approve such transaction, or fifteen (15) days prior to the closing of such transaction, whichever is earlier, and shall also notify the holder of this Warrant of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction, and the Company shall thereafter give the holder of this Warrant prompt notice of any material changes. If this Warrant has not been exercised or converted by the closing of such transaction then this Warrant shall terminate and shall no longer be exercisable pursuant to the terms of Sections 2 or 3 hereof.

                           (iii)    If this Warrant is not terminated in an
Acquisition pursuant to the provisions of Section 10(a)(ii), (a "Non-Terminating Acquisition") then, as a condition of such Non-Terminating Acquisition, lawful and adequate provisions shall be made by the Company whereby the Investor shall thereafter have the right to purchase and receive (in lieu of the shares of the Preferred Stock or Common Stock, as applicable, of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Preferred Stock or Common Stock, as applicable, equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant. In the event of any Non-Terminating Acquisition, appropriate provision shall be made by the Company with respect to the rights and interests of the Investor that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

                  (b) Initial Public Offering. If at any time after the date hereof the Company proposes to consummate the initial public offering ("IPO") of its Common Stock in a bona fide firm commitment underwriting pursuant to a registration statement on Form S-1 (or successor form) under the Securities Act of 1933, as amended, (the "Securities Act"), then the Company shall give the Investor written notice of such impending transaction not later than thirty (30) days prior to the closing of the IPO. Such notice shall describe the material terms and conditions of the IPO, and the Company shall thereafter give the holder of this Warrant prompt notice of any material changes. If this Warrant has not been exercised or converted by the closing of the IPO it shall terminate and shall no longer be exercisable or convertible pursuant to the terms of
Section 2 or 3 hereof.

                  (c) Reclassification, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, this Warrant shall thereafter be to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change. If the Shares issuable upon the exercise of this Warrant are subdivided or combined into a greater or smaller number of the Shares, the purchase price under this Warrant shall be proportionately reduced in case of subdivision of shares or proportionately increased in the case of combination of shares, in both cases by the ratio which the total number of Shares to be outstanding immediately after such event bears to the total number of Shares outstanding immediately prior to such event.

                  (d) Cash Distributions. No adjustment on account of dividends on the Shares issuable upon the exercise of this Warrant will be made to the purchase price under this Warrant.

                  (e) Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Preferred Stock and Common Stock a sufficient number of shares to provide for the issuance of the Shares upon the exercise or conversion of this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Shares upon the exercise of the purchase rights under this Warrant.

                  (f) Conversion Price Adjustments. The rate at which the Shares are convertible into shares of Common Stock of the Company is subject to adjustment as set forth in the Company's Certificate of Incorporation, as amended from time to time. Any adjustment to the conversion rate of the Shares issuable upon the exercise of this Warrant effected prior to any exercise or conversion of this Warrant shall apply to any Shares thereafter issued pursuant to the terms hereof.

                  (g) Option to Accelerate Vesting of Shares. Prior to the termination of this Warrant pursuant to the provisions of Section 10(a) or 10(b) hereunder, In-Q-Tel, Inc. shall have the right to pay to the Company any amounts that remain unpaid to the Company under the DA and thereby accelerate the vesting of the Shares in accordance with the formula set forth in Section 2(a) above, provided that, no acceleration of vesting of the Shares under this warrant shall be effective unless the payments by In-Q-Tel, Inc. to the Company are irrevocable under the terms of the DA and not subject to refund to In-Q-Tel, Inc.

         11. Restrictions on Transferability of Securities.

                  (a) Restrictions on Transferability. This Warrant, the Shares issuable upon exercise of this Warrant, and the shares of Common Stock issuable upon conversion of the Shares (collectively the "Securities") shall not be sold, assigned, transferred or pledged except upon the conditions specified in this
Section 11, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each holder of any of the Securities will cause any proposed purchaser, assignee, transferee, or pledgee of the Securities held by such holder to agree in writing to take and hold such Securities subject to the provisions and upon the conditions specified in this Warrant as if such purchaser, assignee, transferee or pledgee were the Investor hereunder.

                  (b) Restrictive Legend. Each certificate representing the Securities and any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 11(c) below) be stamped or otherwise imprinted with legends in the following form (in addition to any legend required under applicable state securities laws):

                           (i)      33 Act Legend.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR SIMILAR RULE OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

                           (ii)     Lock-Up Legend.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT FILED BY THE COMPANY FOR ITS INITIAL PUBLIC OFFERING.

         The Investor and each holder of Securities and each subsequent transferee, assignee, transferee or pledgee (hereinafter collectively, including the Investor, referred to as a "Holder") consents to the Company making a notation on its records and giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer established in Sections 11 and 15.

                  (c) Notice of Proposed Transfers. Each Holder of a certificate representing the Securities, by acceptance thereof, agrees to comply in all respects with the provisions of Sections 11 and 15. Prior to any proposed sale, assignment, transfer or pledge of any Securities (other than (i) a transfer not involving a change in beneficial ownership, (ii) in transactions involving the distribution without consideration of Securities by a Holder to any of its partners, or retired partners, or to the estate of any of its partners or retired partners, (iii) a transfer to an affiliated fund, partnership or company, which is not a competitor of the Company, subject to compliance with applicable securities laws or (iv) transfers in compliance with Rule 144, so long as the Company is furnished with satisfactory evidence of compliance with such Rule), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder thereof shall give prior written notice to the Company of such Holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such Holder's expense, by either
(i) an opinion of counsel (who shall, and whose opinion shall be, addressed to the Company and reasonably satisfactory to the Company) to the effect that the proposed transfer of the Securities may be effected without registration under the Securities Act or (ii) a "no action" letter from the Securities and Exchange Commission (the "Commission") to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Holder of such Securities shall be entitled to transfer such Securities in accordance with the terms of the notice delivered by such Holder to the Company. Each certificate evidencing the Securities transferred as above provided shall bear (except if such transfer is made pursuant to Rule 144, in which case the legend set forth in Section

11(b)(i) shall not be required) the restrictive legends set forth in Section 11(b) above, except that each such certificate shall not bear the legend set forth in Section 11(b)(i) if in the opinion of counsel for such Holder and in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

                  (d) Removal of Restrictions on Transfer of Securities. The legend referred to in Section 11(b)(i) hereof stamped on a certificate evidencing the Securities and the stock transfer instructions and record notations with respect to the Securities shall be removed, and the Company shall issue a certificate without such legend to the Holder of the Securities, if the Securities are registered under the Securities Act, or if such Holder provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably satisfactory to the Company to the effect that a public sale or transfer of such security may be made without registration under the Securities Act or such Holder provides the Company with reasonable assurances, which may, at the option of the Company, include an opinion of counsel (which may be counsel for the Company) reasonably satisfactory to the Company, that such security can be sold pursuant to paragraph (k) of Rule 144 (or any successor provision) under the Securities Act. After the expiration of the Lock-Up Period (as defined in Section 15 below), and upon request of the Holder, the legend referred to in Section 11(b)(ii) hereof stamped on a certificate evidencing the Securities and the stock transfer instructions and record notations with respect to the Securities shall be removed, and the Company shall issue a certificate without such legend to the Holder of the Securities.

         12. Investment Representations of the Investor. With respect to the acquisition of any of the Securities, the Investor hereby represents and warrants to the Company as follows:

                  (a) Experience. The Investor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Investor is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

                  (b) Investment. The Investor is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Investor understands that the Securities have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor's representations as expressed herein.

                  (c) Rule 144. The Investor acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act, or unless an exemption from such registration is available. The Investor is aware of the provisions of Rules 144 and 144A promulgated under the Securities Act that permit limited resale of securities purchased in a private placement subject to satisfaction of certain conditions.

                  (d) No Public Market. The Investor understands that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Securities.

                  (e) Access to Data. The Investor has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and has also had an opportunity to ask questions of the Company's officers, which questions were answered to the Investor's satisfaction.

         13. Representations of the Company.

                  (a) Series C Stock Purchase Agreement Representations. The Company hereby represents that the representations and warranties of the Company set forth in Section 3 of the Series C Preferred Stock Purchase Agreement, dated as of April 10, 2003 (the "SPA"), were true and correct in all material respects as of April 10, 2003.

                  (b) Representations and Warranties as of the September 4, 2003. The Company represents and warrants as of September 4, 2003 as follows:

                           (i)      Corporate Power. The Company has all
requisite corporate power and authority to: (A) execute and deliver this Warrant; (B) to issue the Shares hereunder; (C) to issue the shares of the Common Stock of the Company issuable upon conversion of the Shares; and (D) to carry out and perform its obligations under the terms of this Warrant.

                           (ii)     Capitalization. As of September 4, 2003,
the entire authorized capital stock of the Company consists of: (A) 53,500,000 shares of Common Stock, of which 6,194,500 shares are issued and outstanding and no shares are held as treasury shares, and (B) 40,250,000 shares of Preferred Stock, 5,500,000 of which are designated Series A Preferred Stock of which 5,499,998 are issued and outstanding, 13,000,000 of which are designated Series B Preferred of which 12,500,003 are issued and outstanding, and 21,750,000 of which are designated Series C Preferred Stock 19,948,022 of which are issued and outstanding. As of September 4, 2003, and other than options to purchase Common Stock outstanding under the Option Plan, as defined below, and warrants for Series C Preferred Stock issued to the Investor or its affiliates, the Company has outstanding (A) warrants to purchase 116,250 shares of Series B Preferred Stock, and (B) options to purchase 17,000 shares of Common Stock.

                                    (1) The outstanding shares of Common Stock
and Preferred Stock have been duly authorized and validly issued in compliance with applicable laws, and are fully paid and nonassessable.

                                    (2) The Company has reserved

                                             a) the Shares of Series C Preferred
Stock for issuance upon the exercise or conversion of this Warrant;

                                             b) the shares of Common Stock (as
may be adjusted in accordance with the provisions of the Company's Third Amended and Restated Certificate of Incorporation) for issuance upon the conversion of the Shares; and

                                             c) 6,037,000 shares of Common Stock
authorized for issuance to employees, consultants and directors pursuant to its 2001 Stock Plan (the "Option Plan").

                           (iii)    Litigation. There are no actions, suits,
proceedings or investigations pending against (A) the Company, (B) its directors, officers, and key employees in their official capacity as directors, officers and employees of the Company, or (C) its properties (nor has the Company received notice of any threat thereof) before any court or governmental agency, nor, to the Company's knowledge, does there exist any basis therefor. To its knowledge, the Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

                           (iv)     Intellectual Property.

                                    (1) To the Company's knowledge, other than
software and technology licenses that are generally commercially available, the Company owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, customer lists and know-how (collectively, "Intellectual Property") necessary to the business of the Company as presently conducted, the lack of which could reasonably be expected to have a material adverse effect on the Company's financial condition, results of operations, assets, liabilities, business or prospects, and no claim is pending or, to the Company's knowledge, threatened to the effect that the operations of the Company infringe upon or conflict with the asserted rights of any other person under any Intellectual Property, and, to the Company's knowledge, there is no reasonable basis for any such claim (whether or not pending or threatened). No claim is pending or, to the Company's knowledge, threatened to the effect that any such Intellectual Property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company, and, to the Company's knowledge, there is no reasonable basis for any such claim (whether or not pending or threatened). To the Company's knowledge, all Intellectual Property developed by and belonging to the Company that has not been patented has been kept confidential. The Company has not granted or assigned to any other person or entity any right to provide the services or proposed services of the Company. There are no agreements, understandings, instruments, contracts, judgments, orders or decrees to which the Company is a party or by which it is bound which involve indemnification by the Company with respect to infringements of Intellectual Property.

                                    (2) To the knowledge of the Company, no
third party may assert any valid claim against the Company or any Designated Person (as defined below) with respect to (A) the continued employment by or association with the Company of any of the present officers or employees of, or consultants to, the Company (collectively, the "Designated Persons"), or (B) the use or disclosure by the Company or any Designated Person of any information which the Company or any Designated Person would be prohibited from using or disclosing under any prior agreements or arrangements or under any laws, including, without limitation, laws applicable to unfair competition, trade secrets or proprietary information. The Company does not believe it is or will be necessary to use any inventions of any Designated Person made prior to his or her employment or engagement by the Company.

                           (v)      Financial Statements. The Company has
previously delivered to In-Q-Tel, Inc. audited financial statements (including balance sheet, income statement and statement of cash flows) as of December 31, 2002 for the fiscal year then ended, and its unaudited financial statements (including balance sheet, income statement and statement of cash flows) as of June 30, 2003 and for the six-month period then ended (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments.

                           (vi)     Material Contracts. All of the contracts and
obligations set forth in Section 3.9 of the Schedule of Exceptions to the SPA (the "Material Contracts") are valid, binding and in full force and effect subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies and to general principles of equity. The Company is not in default or arrears under and, to the knowledge of the Company, no other party to any Material Contract is in default or arrears under, any term of any Material Contract

         14. Notices. If at any time prior to the exercise or conversion of this Warrant in full the Company takes a record of the holders of the Company's stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company will give to the holder of this Warrant, at least thirty (30) days prior to the date specified therein, written notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

         15. Lock-Up Agreement. Each Holder hereby agrees that, upon request of the Company or the managing underwriter of a public offering of any securities of the Company, such Holder shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of all or any portion of the Securities without the prior written consent of the Company or the managing underwriter, as the case may be, for such period of time (not to exceed one hundred eighty (180) days from the date upon which the registration statement relating to such public offering is declared or ordered effective by the Securities and Exchange Commission) as may be requested by the Company or the underwriters, as the case may be (the "Lock-Up Period").

         16. Miscellaneous.

                  (a) Issue Date. The provisions of this Warrant shall be construed and shall be given effect in all respect as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall be governed in all respects by the laws of the State of California.

                  (b) Waivers and Amendments. With the written consent of the Company and the Investor, the obligations of the Company and the right of the Investor may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company and the Investor may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Warrant.

                  (c) Notices. All notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed effectively given upon personal delivery, delivery by nationally recognized courier or upon deposit with the United States Post Office (by first class mail, postage prepaid) addressed as follows: (i) if to the Company, at the address of its principal office in the State of California, or at such other address as the Company shall have furnished Investor in writing, and (ii) if to the Investor, to 1000 Wilson Blvd., Suite 2900, Arlington, VA 22209, Attn: General Counsel, or such other address as the Investor shall have furnished the Company in writing.

                  (d) Survival. The provisions of Sections 11 and 15 hereof shall survive the exercise or conversion of this Warrant and shall remain in effect until such time as the Investor or any Holder no longer holds Securities.

                  (e) Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the covenants and agreements of the Company shall inure to the benefit of successors and assigns of the holder hereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: September 4, 2003

                                    NANOSYS, INC.

                                    Name:  /s/ Lawrence A. Bock
                                           --------------------
                                    By:    Lawrence A. Bock
                                           --------------------
                                    Title: President and Chief Executive Officer
                                           -------------------------------------

Agreed and Accepted:
In-Q-Tel, Inc.

Name:  [*** Redacted]
       --------------
By:    [*** Redacted]
       --------------
Title: President and COO of In-Q-Tel, Inc., Manager
       --------------------------------------------


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                  ATTACHMENT A
                               NOTICE OF EXERCISE

To:      Nanosys, Inc.

         (1) The undersigned hereby elects to purchase ________________ shares of the Vested Shares of Series C Preferred Stock of Nanosys, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full for such Vested Shares, together with all applicable transfer taxes, if any.

         (2) Please issue a certificate of certificates representing said shares of Series C Preferred Stock in the name of the undersigned or in such other name as is specified below:

                                     (Name)

                                    (Address)

         (3) The undersigned represents that the aforesaid shares of Series C Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

                                                 _______________________________
      (Date)                                     (Signature)

                                  ATTACHMENT B
                              NOTICE OF CONVERSION

To:      Nanosys, Inc.

         (1) The undersigned hereby elects to convert _______________ shares of the Vested Shares of the attached Warrant into such number of shares of Series C Preferred Stock of Nanosys, Inc. as is determined pursuant to Sections 2 and 3 of such Warrant, which conversion shall be effected pursuant to the terms of the attached Warrant.

         (2) Please issue a certificate or certificates representing said shares of Nanosys, Inc. Series C Preferred Stock in the name of the undersigned or in such other name as is specified below:

                                     (Name)

                                    (Address)

         (3) The undersigned represents that the aforesaid shares of Nanosys, Inc. Series C Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

                                                 ______________________________
      (Date)                                     (Signature)

                                  ATTACHMENT C
                                 ASSIGNMENT FORM

       (To assign the foregoing warrant, execute this form and supply the required information. Do not use this form to purchase shares.)

         FOR VALUE RECEIVED, ____% of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

________________________________________________________________________________
                                 (Please Print)

whose address is________________________________________________________________
                                 (Please Print)

                                                       Dated: ____________, 20__

                      Transferring Holder's Signature: _________________________

                        Transferring Holder's Address: _________________________
                                                       _________________________

Signed in the presence of:

___________________________


NOTE: The signature to this Assignment Form set forth above must correspond with the name of the Investor as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

         In connection with the transfer of the Warrant (or a portion thereof) to the undersigned, the undersigned hereby agrees to be bound by and comply with all of the provisions and obligations applicable to the Investor contained in the Warrant and to execute any further documentation necessary to carry out the intent of the foregoing agreement to be bound.

                           Transferee Holder's Signature: ______________________

                      Transferee Holder's Name (printed): ______________________

                             Transferee Holder's Address: ______________________

                                                          ______________________

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR SIMILAR RULE OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO A VOTING AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN THIS WARRANT OR SUCH SHARES THE PERSON ACCEPTING ANY SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT.

                             STOCK PURCHASE WARRANT
                To Purchase Shares of Series C Preferred Stock of
                                  Nanosys, Inc.

         THIS CERTIFIES that, for value received, In-Q-Tel Employee Fund (the "Investor"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the Payment Date, as defined below, and on or prior to September 4, 2008 (the "Termination Date"), but not thereafter, to subscribe for and purchase, from Nanosys, Inc., a Delaware corporation (the "Company"), up to a total of 180,771 shares of Series C Preferred Stock (the "Shares"), with the exact number of shares for which this Warrant is exercisable determined as set forth below, at an exercise price (the "Exercise Price") of $0.001 per Share.

         1. Title to Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, in accordance with the terms of this Warrant upon delivery of this Warrant by the holder hereof together with the Assignment Form annexed hereto as Attachment C properly endorsed to the office or agency of the Company, referred to in Sections 2 and 3 hereof.

         2. Exercise of Warrant.

(a) This Warrant shall be exercisable after the date of actual receipt by the Company of an aggregate of [*** Redacted] of payments from In-Q-Tel, Inc. (the "Payment Date") pursuant to the Development Agreement, dated as of even date hereof by and among the Company and the In-Q-Tel, Inc. (the "DA"), for the number of Shares determined as follows (the number of Shares as to which this warrant is exercisable pursuant to the terms of this Section 2 hereinafter referred to as "Vested Shares"):

                           (i)      This Warrant shall be exercisable after the
Payment Date for the number of Shares equal to (i) 180,771 multiplied by (ii) a fraction, (A) the numerator of which is the

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

amount, up to [*** Redacted], actually paid to the Company (or its assigns) from time to time pursuant to the DA minus (x) the total dollar amount of all equipment or other assets (based on the acquisition price to the Company) as to which title is transferred by the Company to In-Q-Tel, Inc. pursuant to Section 13 of the DA and (y) all cash or cash equivalents transferred by the Company to In-Q-Tel, Inc. pursuant to a request by In-Q-Tel, Inc. or pursuant to any other action through which In-Q-Tel, Inc. seeks refund or payment of such funds, and
(B) the denominator of which is [*** Redacted].

                  (b) The right to purchase Vested Shares represented by this Warrant is exercisable by the registered holder hereof, as to all of the Vested Shares as of the date of such exercise, at any time before the close of business on the Termination Date by the delivery of this Warrant and the Notice of Exercise form annexed hereto as Attachment B duly executed to the office of the Company in Palo Alto, California (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the Exercise Price for the Vested Shares thereby purchased (by cash or by check or bank draft payable to the order of the Company or by cancellation of indebtedness of the Company to the holder hereof, if any, at the time of exercise in an amount equal to the purchase price of the Shares thereby purchased); whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Preferred Stock so purchased. The Company agrees that if at the time of the surrender of this Warrant and purchase the holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares at the close of business on the date on which this Warrant shall have been exercised as aforesaid. If this Warrant is exercised, or converted pursuant to Section 3 below, for a number of Vested Shares that are less than the total number of Shares, promptly after surrender of the Warrant upon such exercise or conversion, the Company will execute and deliver a new warrant evidencing the right of the Holder to the balance of the Shares purchasable hereunder upon the same terms and conditions set forth herein, provided that the issuance of such new warrant shall not accelerate, or be deemed or construed to accelerate, the vesting of any Shares as set forth in Section 2(a) above, and the terms of such new warrant shall be modified to the extent necessary to prevent the acceleration of vesting of any Shares under the terms of this Warrant.

         3. Right to Convert Warrant. The registered holder hereof shall have the right to convert this Warrant, by the delivery of this Warrant and the Notice of Conversion form annexed hereto as Attachment B duly executed to the office of the Company in Palo Alto, California (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), as to all Shares that are Vested Shares at the time of such conversion, at any time before the close of business on the Termination Date, into the shares of Series C Preferred Stock as provided for in this Section 3. Upon exercise of this conversion right, the holder hereof shall be entitled to receive that number of Vested Shares equal to the quotient obtained by dividing [(A - B)(X)] by (A), where:

                           (A) = the Fair Market Value (as defined below) of one (1) Share on the date of conversion of this Warrant.

                           (B) = the Exercise Price for one (1) Share under this Warrant.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                           (X) = the number of Vested Shares issuable upon
                                 exercise of this Warrant.

         "Fair Market Value" of a Share shall mean:

                  (a) if the conversion right is being exercised upon the occurrence of the Company's initial public offering, the initial public offering price per share (before deducting underwriting commissions and discounts and offering expenses) multiplied by the number of shares of Common Stock issuable upon conversion of one (1) Share issuable upon exercise of this Warrant; and

                  (b) in all other cases, the fair value as determined in good faith by the Company's Board of Directors.

         Upon conversion of this Warrant, the registered holder hereof shall be entitled to receive a certificate for the number of Vested Shares determined as aforesaid.

         4. Issuance of Stock; No Fractional Shares or Scrip. Certificates for the stock purchased hereunder or issuable upon conversion hereof shall be delivered to the holder hereof promptly after the date on which this Warrant shall have been exercised or converted as aforesaid. The Company covenants that all Shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company agrees that, if at the time of the surrender of this Warrant and exercise of the rights represented hereby, the holder hereof shall be entitled to exercise such rights, the Shares so issued shall be and be deemed to be issued to such holder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been exercised or converted as aforesaid. No fractional shares or scrip representing fractional shares shall be issued upon the exercise or conversion of this Warrant, and any fractional share amounts shall be rounded down to the nearest whole share issuable upon exercise of this Warrant.

         5. Charges, Taxes and Expenses. Issuance of certificates for the Shares upon the exercise or conversion of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for Shares are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise or conversion shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and provided further, that upon any transfer involved in the issuance or delivery of any certificates for the Shares, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

         6. No Rights as Shareholders. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise or conversion hereof.

         7. Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by the registered holder at the above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange.

         The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

         8. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

         9. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

         10. Acquisition, Initial Public Offering and Dilution.

                  (a) Merger, Sale of Assets, etc.

                           (i)      "Acquisition." For the purpose of this
Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets of the Company (including a sale of all or substantially all of the intellectual property of the Company), or any reorganization, consolidation, acquisition or merger of the Company where the holders of the Company's securities before the transaction own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

                           (ii)     If at any time after the date hereof the
Company proposes to consummate an Acquisition in which the shareholders of the Company shall receive cash or publicly traded securities in exchange for their shares of stock in the Company pursuant to such transaction, then the Company shall give the holder of this Warrant written notice (the "Merger Notice") of such impending transaction not later than fifteen (15) days prior to the shareholders' meeting called to approve such transaction, or fifteen (15) days prior to the closing of such transaction, whichever is earlier, and shall also notify the holder of this Warrant of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction, and the Company shall thereafter give the holder of this Warrant prompt notice of any material changes. If this Warrant has not been exercised or converted by the closing of such transaction then this Warrant shall terminate and shall no longer be exercisable pursuant to the terms of Sections 2 or 3 hereof.

                           (iii)    If this Warrant is not terminated in an
Acquisition pursuant to the provisions of Section 10(a)(ii), (a "Non-Terminating Acquisition") then, as a condition of such Non-Terminating Acquisition, lawful and adequate provisions shall be made by the Company whereby the Investor shall thereafter have the right to purchase and receive (in lieu of the shares of the Preferred Stock or Common Stock, as applicable, of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Preferred Stock or Common Stock, as applicable, equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant. In the event of any Non-Terminating Acquisition, appropriate provision shall be made by the Company with respect to the rights and interests of the Investor that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

                  (b) Initial Public Offering. If at any time after the date hereof the Company proposes to consummate the initial public offering ("IPO") of its Common Stock in a bona fide firm commitment underwriting pursuant to a registration statement on Form S-1 (or successor form) under the Securities Act of 1933, as amended, (the "Securities Act"), then the Company shall give the Investor written notice of such impending transaction not later than thirty (30) days prior to the closing of the IPO. Such notice shall describe the material terms and conditions of the IPO, and the Company shall thereafter give the holder of this Warrant prompt notice of any material changes. If this Warrant has not been exercised or converted by the closing of the IPO it shall terminate and shall no longer be exercisable or convertible pursuant to the terms of
Section 2 or 3 hereof.

                  (c) Reclassification, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, this Warrant shall thereafter be to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change. If the Shares issuable upon the exercise of this Warrant are subdivided or combined into a greater or smaller number of the Shares, the purchase price under this Warrant shall be proportionately reduced in case of subdivision of shares or proportionately increased in the case of combination of shares, in both cases by the ratio which the total number of Shares to be outstanding immediately after such event bears to the total number of Shares outstanding immediately prior to such event.

                  (d) Cash Distributions. No adjustment on account of dividends on the Shares issuable upon the exercise of this Warrant will be made to the purchase price under this Warrant.

                  (e) Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Preferred Stock and Common Stock a sufficient number of shares to provide for the issuance of the Shares upon the exercise or conversion of this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Shares upon the exercise of the purchase rights under this Warrant.

                  (f) Conversion Price Adjustments. The rate at which the Shares are convertible into shares of Common Stock of the Company is subject to adjustment as set forth in the Company's Certificate of Incorporation, as amended from time to time. Any adjustment to the conversion rate of the Shares issuable upon the exercise of this Warrant effected prior to any exercise or conversion of this Warrant shall apply to any Shares thereafter issued pursuant to the terms hereof.

                  (g) Option to Accelerate Vesting of Shares. Prior to the termination of this Warrant pursuant to the provisions of Section 10(a) or 10(b) hereunder, In-Q-Tel, Inc. shall have the right to pay to the Company any amounts that remain unpaid to the Company under the DA and thereby accelerate the vesting of the Shares in accordance with the formula set forth in Section 2(a) above, provided that, no acceleration of vesting of the Shares under this warrant shall be effective unless the payments by In-Q-Tel, Inc. to the Company are irrevocable under the terms of the DA and not subject to refund to In-Q-Tel, Inc.

         11. Restrictions on Transferability of Securities.

                  (a) Restrictions on Transferability. This Warrant, the Shares issuable upon exercise of this Warrant, and the shares of Common Stock issuable upon conversion of the Shares (collectively the "Securities") shall not be sold, assigned, transferred or pledged except upon the conditions specified in this
Section 11, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each holder of any of the Securities will cause any proposed purchaser, assignee, transferee, or pledgee of the Securities held by such holder to agree in writing to take and hold such Securities subject to the provisions and upon the conditions specified in this Warrant as if such purchaser, assignee, transferee or pledgee were the Investor hereunder.

                  (b) Restrictive Legend. Each certificate representing the Securities and any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 11(c) below) be stamped or otherwise imprinted with legends in the following form (in addition to any legend required under applicable state securities laws):

                           (i)      33 Act Legend.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR SIMILAR RULE OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

                           (ii)     Lock-Up Legend.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT FILED BY THE COMPANY FOR ITS INITIAL PUBLIC OFFERING.

         The Investor and each holder of Securities and each subsequent transferee, assignee, transferee or pledgee (hereinafter collectively, including the Investor, referred to as a "Holder") consents to the Company making a notation on its records and giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer established in Sections 11 and 15.

                  (c) Notice of Proposed Transfers. Each Holder of a certificate representing the Securities, by acceptance thereof, agrees to comply in all respects with the provisions of Sections 11 and 15. Prior to any proposed sale, assignment, transfer or pledge of any Securities (other than (i) a transfer not involving a change in beneficial ownership, (ii) in transactions involving the distribution without consideration of Securities by a Holder to any of its partners, or retired partners, or to the estate of any of its partners or retired partners, (iii) a transfer to an affiliated fund, partnership or company, which is not a competitor of the Company, subject to compliance with applicable securities laws or (iv) transfers in compliance with Rule 144, so long as the Company is furnished with satisfactory evidence of compliance with such Rule), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder thereof shall give prior written notice to the Company of such Holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such Holder's expense, by either
(i) an opinion of counsel (who shall, and whose opinion shall be, addressed to the Company and reasonably satisfactory to the Company) to the effect that the proposed transfer of the Securities may be effected without registration under the Securities Act or (ii) a "no action" letter from the Securities and Exchange Commission (the "Commission") to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Holder of such Securities shall be entitled to transfer such Securities in accordance with the terms of the notice delivered by such Holder to the Company. Each certificate evidencing the Securities transferred as above provided shall bear (except if such transfer is made pursuant to Rule 144, in which case the legend set forth in Section 11(b)(i) shall not be required) the restrictive legends set forth in Section 11(b) above, except that each such certificate shall not bear the legend set forth in Section 11(b)(i) if in the opinion of counsel for such Holder and in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

                  (d) Removal of Restrictions on Transfer of Securities. The legend referred to in Section 11(b)(i) hereof stamped on a certificate evidencing the Securities and the stock transfer instructions and record notations with respect to the Securities shall be removed, and the Company shall issue a certificate without such legend to the Holder of the Securities, if the Securities are registered under the Securities Act, or if such Holder provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably satisfactory to the Company to the effect that a public sale or transfer of such security may be made without registration under the Securities Act or such Holder provides the Company with reasonable assurances, which may, at the option of the Company, include an opinion of counsel (which may be counsel for the Company) reasonably satisfactory to the Company, that such security can be sold pursuant to paragraph (k) of Rule 144 (or any successor provision) under the Securities Act. After the expiration of the Lock-Up Period (as defined in Section 15 below), and upon request of the Holder, the legend referred to in Section 11(b)(ii) hereof stamped on a certificate evidencing the Securities and the stock transfer instructions and record notations with respect to the Securities shall be removed, and the Company shall issue a certificate without such legend to the Holder of the Securities.

         12. Investment Representations of the Investor. With respect to the acquisition of any of the Securities, the Investor hereby represents and warrants to the Company as follows:

                  (a) Experience. The Investor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

                  (b) Investment. The Investor is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Investor understands that the Securities have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor's representations as expressed herein.

                  (c) Rule 144. The Investor acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act, or unless an exemption from such registration is available. The Investor is aware of the provisions of Rules 144 and 144A promulgated under the Securities Act that permit limited resale of securities purchased in a private placement subject to satisfaction of certain conditions.

                  (d) No Public Market. The Investor understands that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Securities.

                  (e) Access to Data. The Investor has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and has also had an opportunity to ask questions of the Company's officers, which questions were answered to the Investor's satisfaction.

         13. Representations of the Company.

                  (a) Series C Stock Purchase Agreement Representations. The Company hereby represents that the representations and warranties of the Company set forth in Section 3 of the Series C Preferred Stock Purchase Agreement, dated as of April 10, 2003 (the "SPA"), were true and correct in all material respects as of April 10, 2003.

                  (b) Representations and Warranties as of the September 4, 2003. The Company represents and warrants as of September 4, 2003 as follows:

                           (i)      Corporate Power. The Company has all
requisite corporate power and authority to: (A) execute and deliver this Warrant; (B) to issue the Shares hereunder; (C) to issue the shares of the Common Stock of the Company issuable upon conversion of the Shares; and (D) to carry out and perform its obligations under the terms of this Warrant.

                           (ii)     Capitalization. As of September 4, 2003,
the entire authorized capital stock of the Company consists of: (A) 53,500,000 shares of Common Stock, of which 6,194,500 shares are issued and outstanding and no shares are held as treasury shares, and (B) 40,250,000 shares of Preferred Stock, 5,500,000 of which are designated Series A Preferred Stock of which 5,499,998 are issued and outstanding, 13,000,000 of which are designated Series B Preferred of which 12,500,003 are issued and outstanding, and 21,750,000 of which are designated Series C Preferred Stock 19,948,022 of which are issued and outstanding. As of September 4, 2003, and other than options to purchase Common Stock outstanding under the Option Plan, as defined below, and warrants for Series C Preferred Stock issued to the Investor or its affiliates, the Company has outstanding (A) warrants to purchase 116,250 shares of Series B Preferred Stock, and (B) options to purchase 17,000 shares of Common Stock.

                                    (1) The outstanding shares of Common Stock
and Preferred Stock have been duly authorized and validly issued in compliance with applicable laws, and are fully paid and nonassessable.

                                    (2) The Company has reserved

                                             a) the Shares of Series C Preferred
Stock for issuance upon the exercise or conversion of this Warrant;

                                             b) the shares of Common Stock (as
may be adjusted in accordance with the provisions of the Company's Third Amended and Restated Certificate of Incorporation) for issuance upon the conversion of the Shares; and

                                             c) 6,037,000 shares of Common Stock
authorized for issuance to employees, consultants and directors pursuant to its 2001 Stock Plan (the "Option Plan").

                           (iii)    Litigation(c) . There are no actions, suits,
proceedings or investigations pending against (A) the Company, (B) its directors, officers, and key employees in their official capacity as directors, officers and employees of the Company, or (C) its properties (nor has the Company received notice of any threat thereof) before any court or governmental agency, nor, to the Company's knowledge, does there exist any basis therefor. To its knowledge, the Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

                           (iv)     Intellectual Property.

                                    (1) To the Company's knowledge,
other than software and technology licenses that are generally commercially available, the Company owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, customer lists and know-how (collectively, "Intellectual Property") necessary to the business of the Company as presently conducted, the lack of which could reasonably be expected to have a material adverse effect on the Company's financial condition, results of operations, assets, liabilities, business or prospects, and no claim is pending or, to the Company's knowledge, threatened to the effect that the operations of the Company infringe upon or conflict with the asserted rights of any other person under any Intellectual Property, and, to the Company's knowledge, there is no reasonable basis for any such claim (whether or not pending or threatened). No claim is pending or, to the Company's knowledge, threatened to the effect that any such Intellectual Property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company, and, to the Company's knowledge, there is no reasonable basis for any such claim (whether or not pending or threatened). To the Company's knowledge, all Intellectual Property developed by and belonging to the Company that has not been patented has been kept confidential. The Company has not granted or assigned to any other person or entity any right to provide the services or proposed services of the Company. There are no agreements, understandings, instruments, contracts, judgments, orders or decrees to which the Company is a party or by which it is bound which involve indemnification by the Company with respect to infringements of Intellectual Property.

                                    (2) To the knowledge of the Company, no
third party may assert any valid claim against the Company or any Designated Person (as defined below) with respect to (A) the continued employment by or association with the Company of any of the present officers or employees of, or consultants to, the Company (collectively, the "Designated Persons"), or (B) the use or disclosure by the Company or any Designated Person of any information which the Company or any Designated Person would be prohibited from using or disclosing under any prior agreements or arrangements or under any laws, including, without limitation, laws applicable to unfair competition, trade secrets or proprietary information. The Company does not believe it is or will be necessary to use any inventions of any Designated Person made prior to his or her employment or engagement by the Company.

                           (v)      Financial Statements. The Company has
previously delivered to In-Q-Tel, Inc. audited financial statements (including balance sheet, income statement and statement of cash flows) as of December 31, 2002 for the fiscal year then ended, and its unaudited financial statements (including balance sheet, income statement and statement of cash flows) as of June 30, 2003 and for the six-month period then ended (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments.

                           (vi)     Material Contracts. All of the contracts and
obligations set forth in Section 3.9 of the Schedule of Exceptions to the SPA (the "Material Contracts") are valid, binding and in full force and effect subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies and to general principles of equity. The Company is not in default or arrears under and, to the knowledge of the Company, no other party to any Material Contract is in default or arrears under, any term of any Material Contract

         14. Notices. If at any time prior to the exercise or conversion of this Warrant in full the Company takes a record of the holders of the Company's stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company will give to the holder of this Warrant, at least thirty (30) days prior to the date specified therein, written notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

         15. Lock-Up Agreement. Each Holder hereby agrees that, upon request of the Company or the managing underwriter of a public offering of any securities of the Company, such Holder shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of all or any portion of the Securities without the prior written consent of the Company or the managing underwriter, as the case may be, for such period of time (not to exceed one hundred eighty (180) days from the date upon which the registration statement relating to such public offering is declared or ordered effective by the Securities and Exchange Commission) as may be requested by the Company or the underwriters, as the case may be (the "Lock-Up Period").

         16. Miscellaneous.

                  (a) Issue Date. The provisions of this Warrant shall be construed and shall be given effect in all respect as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall be governed in all respects by the laws of the State of California.

                  (b) Waivers and Amendments. With the written consent of the Company and the Investor, the obligations of the Company and the right of the Investor may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company and the Investor may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Warrant.

                  (c) Notices. All notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed effectively given upon personal delivery, delivery by nationally recognized courier or upon deposit with the United States Post Office (by first class mail, postage prepaid) addressed as follows: (i) if to the Company, at the address of its principal office in the State of California, or at such other address as the Company shall have furnished Investor in writing, and (ii) if to the Investor, to 1000 Wilson Blvd., Suite 2900, Arlington,

VA 22209, Attn: General Counsel, or such other address as the Investor shall have furnished the Company in writing.

                  (d) Survival. The provisions of Sections 11 and 15 hereof shall survive the exercise or conversion of this Warrant and shall remain in effect until such time as the Investor or any Holder no longer holds Securities.

                  (e) Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the covenants and agreements of the Company shall inure to the benefit of successors and assigns of the holder hereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: September 4, 2003

                                    NANOSYS, INC.

                                    Name:  /s/ Lawrence A. Bock
                                           --------------------
                                    By:    Lawrence A. Bock
                                           --------------------
                                    Title: President and Chief Executive Officer
                                           -------------------------------------

Agreed and Accepted:
In-Q-Tel Employee Fund

Name:  [*** Redacted]
       --------------
By:    [*** Redacted]
       --------------
Title: President and Chief Operating Officer
       -------------------------------------



*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                  ATTACHMENT A
                               NOTICE OF EXERCISE

To:      Nanosys, Inc.

         (1) The undersigned hereby elects to purchase ________________ shares of the Vested Shares of Series C Preferred Stock of Nanosys, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full for such Vested Shares, together with all applicable transfer taxes, if any.

         (2) Please issue a certificate of certificates representing said shares of Series C Preferred Stock in the name of the undersigned or in such other name as is specified below:

                                     (Name)

                                   (Address)

         (3) The undersigned represents that the aforesaid shares of Series C Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

                                     ___________________________________________
(Date)                               (Signature)

                                  ATTACHMENT B
                              NOTICE OF CONVERSION

To:      Nanosys, Inc.

         (1) The undersigned hereby elects to convert _______________ shares of the Vested Shares of the attached Warrant into such number of shares of Series C Preferred Stock of Nanosys, Inc. as is determined pursuant to Sections 2 and 3 of such Warrant, which conversion shall be effected pursuant to the terms of the attached Warrant.

         (2) Please issue a certificate or certificates representing said shares of Nanosys, Inc. Series C Preferred Stock in the name of the undersigned or in such other name as is specified below:

                                     (Name)

                                   (Address)

         (3) The undersigned represents that the aforesaid shares of Nanosys, Inc. Series C Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

                                    ____________________________________________
(Date)                              (Signature)

                                  ATTACHMENT C
                                 ASSIGNMENT FORM

  (To assign the foregoing warrant, execute this form and supply the required information. Do not use this form to purchase shares.)

         FOR VALUE RECEIVED, ____% of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

________________________________________________________________________________
                                 (Please Print)

whose address is _______________________________________________________________
                                 (Please Print)

                                                       Dated: ____________, 20__

                             Transferring Holder's Signature: __________________

                               Transferring Holder's Address: __________________

                                                              __________________

Signed in the presence of:

______________________


NOTE: The signature to this Assignment Form set forth above must correspond with the name of the Investor as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

         In connection with the transfer of the Warrant (or a portion thereof) to the undersigned, the undersigned hereby agrees to be bound by and comply with all of the provisions and obligations applicable to the Investor contained in the Warrant and to execute any further documentation necessary to carry out the intent of the foregoing agreement to be bound.

                           Transferee Holder's Signature: ______________________

                      Transferee Holder's Name (printed): ______________________

                             Transferee Holder's Address: ______________________

                                                          ______________________